UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2014

Date of reporting period :	June 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Financial statements	18
Federal tax information	86
Shareholder meeting results	87
About the Trustees	88
Officers	90

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 14, 2014
How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Dynamic Risk Allocation Fund 47% (218/466) for the 1-year period, as of 6/30/14, in the Global Flexible Portfolio Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Putnam Dynamic Risk Allocation Fund

A strategy for allocating risks rather than assets

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund's management team has experience in global allocation strategies over several market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.
The fund is not intended to outperform stocks and bonds during strong market rallies.

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed income 40%
Stocks 60%
Stocks 90%
Fixed income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

Equity
Rates
Inflation
Credit
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

2 Dynamic Risk Allocation Fund

Dynamic Risk Allocation Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Dynamic Risk Allocation Fund (PDREX)
Fund's benchmark
Putnam Dynamic Risk Allocation Blended Index*
Fund's Lipper peer group average
Global Flexible Portfolio Funds
7.90
9.94
9.21
9.59
12.38
8.72
LIFE OF FUND (since 9/19/11)
1 YEAR

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P Goldman Sachs Commodity Index. See index descriptions on pages 15–16.

4     Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How did the fund perform during the 12 months ended May 31, 2014?

It was a highly productive period overall for equity markets and high-yield bonds, but less so for interest-rate-sensitive securities such as U.S. Treasuries. The 12-month period was punctuated by bouts of volatility, brought on by the U.S. Federal Reserve’s eventual reduction of its stimulus, the political impasse in Washington over the federal budget, and geopolitical events in the Middle East and Ukraine. In this environment, Putnam Dynamic Risk Allocation Fund’s class A shares returned 9.59% before sales charge. The fund underperformed the 12.38% return of its custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which reflects a diverse exposure to stocks, bonds, and commodities. Both asset allocation decisions and active execution on individual securities detracted from the fund’s performance versus its benchmark.

Looking back over the period, could you discuss in more detail what the investing environment was like?

The period began with positive economic data, with the U.S. housing and labor markets showing slow but steady recoveries. This underpinned consumer spending and confidence in stocks and bonds. Volatility was injected into the market in June 2013 with anxious investors trying to interpret former Fed Chairman Ben Bernanke’s statement that the central bank could begin reducing its $85–billion-a-month asset-purchasing

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Risk Allocation Fund     5

program late in 2013 and end it by mid 2014. Once Bernanke clarified his comments, stating that no tapering would occur until the U.S. economy gained a solid footing, equity markets rallied in July and generally kept climbing for the remainder of 2013.

During the final months of 2013, following the 16-day partial U.S. government shutdown in early October, equity markets around the world advanced to then-record highs. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases by $10 billion per month beginning in January 2014. Equity markets reacted positively to the news, with investors interpreting it as a sign of the central bank’s confidence in the U.S. economic recovery. Bond prices declined, however, and interest rates inched higher.

Calendar-year 2014 began mostly on a down note for market performance, with investors assuming a more risk-averse posture. Extremely harsh winter weather in the United States and weak economic data combined with concerns about emerging-market economies weighed on share prices. As interest rates fell, interest-rate-sensitive assets performed relatively well, reflecting investors’ preference

Portfolio composition

U.S. TIPS 35.0%
U.S. high-yield bonds 30.4%
International bonds 24.8%
U.S. equity 22.8%
Commodities 12.9%
International equity 9.2%
Emerging-market bonds 5.1%
Real estate investment trusts 5.1%
Emerging-market equity 2.9%
U.S. investment-grade bonds −0.3%
Short-term investments and net other assets −47.9%

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

A negative percentage reflects the effects of fund strategies that are designed to enhance performance if certain securities decline in value.
6     Dynamic Risk Allocation Fund

“Stock prices may be fully valued
but they are not overvalued, in my
opinion.”

Bob Kea

for high-quality assets. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s monetary policy helped most equity markets rebound.

In addition, the U.S. debt-ceiling issue was settled temporarily through March 2015, which offered markets a welcome respite from another uncertainty. Comments by Yellen following the central bank’s March meeting rattled markets somewhat, as she implied that interest-rate hikes could begin as early as the first quarter of 2015 if the pace of tapering bond purchases continues on its current path. However, those fears generally had eased by period-end. Some volatility also occurred toward the end of the period, when global markets reacted negatively to Russia’s conflict in Ukraine.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/14. Short-term holdings, derivatives, and TBA commitments, if any, are excluded. Holdings may vary over time.
Dynamic Risk Allocation Fund     7

In this shifting environment, where did you seek positive returns?

During the period, the fund maintained a tactical benchmark-relative overweight to equities, with a bias toward U.S. stocks over international developed and emerging markets, in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned to be underweight to rate-sensitive U.S. fixed income in favor of more credit-sensitive instruments such as high-yield bonds. Given low levels of inflation, the fund was also underweight to commodities, real estate investment trusts [REITs], and Treasury Inflation-Protected Securities [TIPS].

The large-cap U.S. equity overweight boosted returns on an absolute basis. A small overweight to U.S. small-cap stocks also benefited the fund, as U.S. equities performed relatively well across market capitalizations. One notable allocation detractor was lower-than-benchmark leverage, which hurt performance given generally positive returns across asset classes.

When the investing environment began to grow more turbulent in the beginning of 2014, we kept an eye on it. We maintained the slightly altered allocation strategy we had established in the final quarter of 2013, when we reduced the portfolio’s overweight to equities, taking advantage of the run-up in stocks. We also pared the portfolio’s exposure to commodities on worries about slack demand, although current commodity positioning is relatively neutral. In addition, we narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the fund’s benchmark.

Corporate earnings remained exceptionally strong throughout the period. Do you believe earnings will continue to grow going forward?

The strength of corporate earnings has been somewhat of an underappreciated fact of this market. We have seen record corporate earnings, but most of it is a result of sustained cost-cutting and efficiencies and not as much due to top-line, or revenue, growth. Revenue

Risk allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.
8     Dynamic Risk Allocation Fund

growth has begun to show up as the overall health of the U.S. economy has been improving. Companies are reporting that sales are growing slightly. It is my belief that corporate earnings should continue to grow as the U.S. economic recovery continues to gather strength.

What is your view on central bank activity around the world, specifically the Fed and the European Central Bank [ECB]?

My feeling is that as the Fed continues on its course of reducing its quantitative-easing program, its zero-interest-rate policy will not go away anytime soon. I believe that we will likely see the Fed increase the federal funds target rate sometime in 2015. By that time, the hope is that the U.S. economic recovery will have gained enough traction to offset any associated rise in financing costs as a result of higher short-term rates. The recent move by the ECB to slash its overnight deposit rate into negative territory is something that I would characterize as a highly unusual move. The ECB is having difficulty getting the European economy to move in the right direction. This highlights some of the differences of the United States, relative to Europe.

I believe the U.S. recovery is solidly on track, and Europe is doing everything in its power to get its economy moving. Japan’s economy, meanwhile, has been doing satisfactorily, with steady job growth, for example. However, there is concern about what effect the recently instituted consumption tax will have on Japan’s overall economic growth.

What is your outlook for the markets and the economy?

I expect equity markets to continue to move forward. Valuations, of course, are not where they were a year ago. Stock prices may be fully valued but they are not overvalued, in my opinion. I believe that the economy will continue to grow and corporate earnings will continue to be strong. I do think it would be unrealistic to expect that markets will advance

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund     9

at the same rate as during the past couple of years. Now at the midpoint of 2014, equity markets have gained approximately 5% year to date. If we assume that the long-term average annual equity market advance is around 10%, then that is our expectation for the calendar year.

Given the slow pace of the U.S. economic recovery, the Fed has indicated its intention to keep short-term interest rates near zero well into 2015. The accommodative policy of the Fed — and other major central banks around the world — should also support equity prices. Likewise, we believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Since our longer-term outlook is for rising interest rates, we plan to underweight interest-rate-sensitive assets and maintain a focus on equities, particularly U.S. stocks, in the portfolio. At least in the near term, we believe the market can continue to appreciate. It’s still an attractive market, in our view.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley College and a B.A. from the University of Massachusetts, Amherst. Robert joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

10     Dynamic Risk Allocation Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	22.77%	15.71%	20.36%	17.36%	20.40%	20.40%	21.20%	16.95%	21.99%	23.86%	23.95%	23.67%
Annual average	7.90	5.56	7.11	6.11	7.12	7.12	7.38	5.97	7.64	8.25	8.28	8.19
1 year	9.59	3.28	8.78	3.78	8.85	7.85	9.03	5.21	9.34	9.91	9.93	9.87

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/14

	Putnam Dynamic Risk Allocation Blended Index	Lipper Global Flexible Portfolio Funds category average*
Life of fund	29.13%	27.40%
Annual average	9.94	9.21
1 year	12.38	8.72

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year and life-of-fund periods ended 5/31/14, there were 461 and 311 funds, respectively, in this Lipper category.

Dynamic Risk Allocation Fund     11

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/19/11 to 5/31/14

 Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,036 ($11,736 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $12,040, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,695. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $12,199, $12,386, $12,395, and $12,367, respectively.

Fund price and distribution information For the 12-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	—	1		1	1	1	1
Income	$0.065		$0.014	—	$0.021		$0.056	$0.111	$0.123	$0.105
Capital gains	—		—	—	—		—	—	—	—
Total	$0.065		$0.014	—	$0.021		$0.056	$0.111	$0.123	$0.105
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
5/31/13	$10.63	$11.28	$10.53	$10.51	$10.66	$11.05	$10.59	$10.68	$10.68	$10.65
5/31/14	11.58	12.29	11.44	11.44	11.60	12.02	11.52	11.62	11.61	11.59

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Dynamic Risk Allocation Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(7/2/12)	(9/19/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	24.04%	16.91%	21.52%	18.52%	21.56%	21.56%	22.45%	18.16%	23.26%	25.14%	25.23%	25.06%
Annual average	8.06	5.78	7.26	6.30	7.28	7.28	7.56	6.19	7.81	8.40	8.43	8.38
1 year	14.27	7.70	13.49	8.49	13.46	12.46	13.78	9.80	14.04	14.69	14.61	14.66

 See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year ended 5/31/13*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%‡	1.16%‡	1.16%
Total annual operating expenses for the fiscal year ended 5/31/13	1.57%	2.32%	2.32%	2.07%	1.82%	1.26%‡	1.16%‡	1.32%
Annualized expense ratio for the six-month period ended 5/31/14†	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%	1.12%	1.15%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/14.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Other expenses have been annualized.

Dynamic Risk Allocation Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$7.19	$11.02	$11.02	$9.74	$8.46	$5.91	$5.75	$5.91
Ending value (after expenses)	$1,059.00	$1,055.70	$1,055.40	$1,056.60	$1,057.50	$1,061.30	$1,060.60	$1,059.90

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$7.04	$10.80	$10.80	$9.55	$8.30	$5.79	$5.64	$5.79
Ending value (after expenses)	$1,017.95	$1,014.21	$1,014.21	$1,015.46	$1,016.70	$1,019.20	$1,019.35	$1,019.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employee-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employee-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P Goldman Sachs Commodity Index.

Dynamic Risk Allocation Fund     15

S&P 500 Index is an unmanaged index of common stock performance.

S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Risk Allocation Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Risk Allocation Fund     17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Dynamic Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the period from September 19, 2011 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Dynamic Risk Allocation Fund as of May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 14, 2014
Dynamic Risk Allocation Fund     19

The fund’s portfolio 5/31/14

COMMON STOCKS (43.3%)*	Shares	Value
Banking (2.4%)
Access National Corp.	447	$6,687
Australia & New Zealand Banking Group, Ltd. (Australia)	4,099	127,655
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	9,761	125,127
Banco Latinoamericano de Exportaciones SA Class E (Panama)	978	26,152
Banco Santander SA (Spain)	17,477	179,250
Bank of Kentucky Financial Corp.	265	9,278
Bank of Yokohama, Ltd. (The) (Japan)	19,000	106,361
BankUnited, Inc.	5,562	180,987
Barclays PLC (United Kingdom)	15,833	65,552
BNP Paribas SA (France)	1,961	137,319
BofI Holding, Inc. †	267	20,514
Cardinal Financial Corp.	901	15,650
Citizens & Northern Corp.	505	9,428
Commonwealth Bank of Australia (Australia)	4,890	371,055
Credit Agricole SA (France) †	11,951	186,451
Credit Suisse Group AG (Switzerland)	2,668	79,310
DBS Group Holdings, Ltd. (Singapore)	8,000	108,140
East West Bancorp, Inc.	299	10,011
Farmers Capital Bank Corp. †	391	7,472
Financial Institutions, Inc.	538	12,406
First Community Bancshares Inc.	526	7,680
First NBC Bank Holding Co. †	328	11,119
FirstMerit Corp.	640	11,949
Flushing Financial Corp.	565	11,238
Hang Seng Bank, Ltd. (Hong Kong)	7,700	127,156
Hanmi Financial Corp.	1,082	23,057
Heartland Financial USA, Inc.	349	8,456
Heritage Financial Group, Inc.	447	8,180
Joyo Bank, Ltd. (The) (Japan)	19,000	93,738
JPMorgan Chase & Co.	8,229	457,286
Lloyds Banking Group PLC (United Kingdom) †	217,413	283,743
M&T Bank Corp.	3,571	433,412
MainSource Financial Group, Inc.	810	13,487
National Australia Bank, Ltd. (Australia)	4,195	130,649
OFG Bancorp (Puerto Rico)	533	9,626
Pacific Premier Bancorp, Inc. †	574	8,105
PacWest Bancorp	433	17,502
Peoples Bancorp, Inc.	538	13,235
Popular, Inc. (Puerto Rico) †	423	12,766
Republic Bancorp, Inc. Class A	363	8,440
Resona Holdings, Inc. (Japan)	35,800	187,864
Signature Bank †	2,226	257,815
Skandinaviska Enskilda Banken AB (Sweden)	10,196	138,420
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,400	97,402
Swedbank AB Class A (Sweden)	5,032	133,846
United Community Banks, Inc. †	555	8,514

20     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Banking cont.
Wells Fargo & Co.	1,420	$72,108
Westpac Banking Corp. (Australia)	4,643	148,600
		4,520,198
Basic materials (2.2%)
Aceto Corp.	388	6,763
Albemarle Corp.	3,173	219,540
Amcor, Ltd. (Australia)	9,483	93,584
Andersons, Inc. (The)	188	9,577
Antofagasta PLC (United Kingdom)	6,672	88,183
Axiall Corp.	491	22,689
BASF SE (Germany)	1,541	177,439
BHP Billiton PLC (United Kingdom)	4,056	126,999
BHP Billiton, Ltd. (Australia)	4,616	156,807
Cambrex Corp. †	1,426	30,645
Chemtura Corp. †	1,345	33,598
Domtar Corp. (Canada)	103	9,361
EMS-Chemie Holding AG (Switzerland)	238	89,300
Glencore Xstrata PLC (United Kingdom)	18,478	100,151
Hi-Crush Partners LP (Units)	406	20,328
Hitachi Metals, Ltd. (Japan)	15,000	213,409
Horsehead Holding Corp. †	1,467	24,323
Innophos Holdings, Inc.	288	15,120
Innospec, Inc.	353	14,886
International Flavors & Fragrances, Inc.	3,139	311,577
Johnson Matthey PLC (United Kingdom)	4,421	238,024
KapStone Paper and Packaging Corp. †	631	18,331
Koninklijke Boskalis Westminster NV (Netherlands)	2,196	125,067
Kraton Performance Polymers, Inc. †	423	10,520
L.B. Foster Co. Class A	231	11,799
Landec Corp. †	2,345	28,163
Limoneira Co.	233	5,452
LSB Industries, Inc. †	624	23,812
Minerals Technologies, Inc.	141	8,742
NN, Inc.	1,082	26,541
Olin Corp.	586	15,969
OM Group, Inc.	362	11,150
PPG Industries, Inc.	2,592	522,573
Rio Tinto PLC (United Kingdom)	2,107	107,966
S&W Seed Co. †	924	6,172
Sigma-Aldrich Corp.	4,639	457,081
Sumitomo Metal Mining Co., Ltd. (Japan)	7,000	106,325
Syngenta AG (Switzerland)	363	139,647
Trex Co., Inc. †	534	16,506
Tronox, Ltd. Class A	320	8,502
U.S. Silica Holdings, Inc.	750	37,928
UPM-Kymmene OYJ (Finland)	7,292	128,327
voestalpine AG (Austria)	3,512	162,508
W.R. Grace & Co. †	76	6,998

Dynamic Risk Allocation Fund     21

COMMON STOCKS (43.3%)* cont.	Shares	Value
Basic materials cont.
Wendel SA (France)	915	$138,199
Zep, Inc.	791	13,843
		4,140,424
Capital goods (1.9%)
ABB, Ltd. (Switzerland)	6,270	148,926
Airbus Group NV (France)	2,857	204,891
Aisin Seiki Co., Ltd. (Japan)	4,000	146,065
Alfa Laval AB (Sweden)	6,752	176,872
Alliant Techsystems, Inc.	216	27,279
Altra Industrial Motion Corp.	791	27,044
Astronics Corp. †	199	10,917
AZZ, Inc.	346	15,400
Boeing Co. (The)	1,795	242,774
Chase Corp.	470	14,354
Douglas Dynamics, Inc.	690	12,054
DXP Enterprises, Inc. †	146	10,157
Franklin Electric Co., Inc.	307	11,758
Generac Holdings, Inc.	435	21,176
General Dynamics Corp.	4,252	502,246
Greenbrier Cos., Inc. (The) †	937	52,004
HD Supply Holdings, Inc. †	383	10,061
HEICO Corp.	89	4,636
Hyster-Yale Materials Holdings, Inc.	163	13,705
IHI Corp. (Japan)	28,000	118,137
II-VI, Inc. †	1,049	14,120
IMI PLC (United Kingdom)	6,446	172,552
JGC Corp. (Japan)	4,000	115,461
Kadant, Inc.	445	16,866
Miller Industries, Inc.	569	11,556
MRC Global, Inc. †	2,382	68,578
MSA Safety, Inc.	174	9,511
NACCO Industries, Inc. Class A	70	3,798
OSRAM Licht AG (Germany) †	1,790	90,830
Polypore International, Inc. †	107	4,756
Roper Industries, Inc.	1,599	226,546
Safran SA (France)	1,239	84,084
Singapore Technologies Engineering, Ltd. (Singapore)	37,000	114,217
Standard Motor Products, Inc.	785	32,593
Standex International Corp.	195	14,399
Stericycle, Inc. †	1,455	166,408
Stoneridge, Inc. †	1,323	12,714
Tenneco, Inc. †	187	11,921
THK Co., Ltd. (Japan)	4,600	101,935
Tower International, Inc. †	839	25,707
TriMas Corp. †	989	34,724
US Ecology, Inc.	200	9,880
Vinci SA (France)	2,183	161,584

22     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Capital goods cont.
Waste Management, Inc.	6,868	$306,862
Zodiac Aerospace (France)	2,575	91,544
		3,673,602
Communication services (1.2%)
Allot Communications, Ltd. (Israel) †	372	4,940
Arris Group, Inc. †	230	7,615
Aruba Networks, Inc. †	260	4,814
BT Group PLC (United Kingdom)	27,438	182,586
CalAmp Corp. †	763	14,573
Deutsche Telekom AG (Germany)	8,772	147,377
EchoStar Corp. Class A †	1,058	54,032
Frontier Communications Corp.	2,940	17,023
HSN, Inc.	120	6,674
IDT Corp. Class B	422	6,997
Inteliquent, Inc.	617	9,243
Iridium Communications, Inc. †	1,148	9,092
Loral Space & Communications, Inc. †	188	13,600
NTT DoCoMo, Inc. (Japan)	7,300	121,673
Orange (France)	7,829	130,893
Ruckus Wireless, Inc. †	636	6,869
SBA Communications Corp. Class A †	1,516	153,874
ShoreTel, Inc. †	694	4,830
Tele2 AB Class B (Sweden)	4,338	51,308
Telefonica SA (Spain)	7,337	123,118
Telenor ASA (Norway)	4,778	113,258
Telstra Corp., Ltd. (Australia)	29,643	147,435
Ubiquiti Networks, Inc. †	415	14,508
USA Mobility, Inc.	601	9,267
Verizon Communications, Inc.	16,027	800,709
Vodafone Group PLC (United Kingdom)	23,041	80,912
		2,237,220
Conglomerates (0.7%)
3M Co.	923	131,574
Danaher Corp.	7,354	576,774
Exor SpA (Italy)	1,976	84,848
General Electric Co.	7,759	207,864
Marubeni Corp. (Japan)	5,000	34,223
Siemens AG (Germany)	1,982	263,314
		1,298,597
Consumer cyclicals (5.9%)
Aaron’s, Inc.	1,939	63,677
Adidas AG (Germany)	888	95,313
Advance Auto Parts, Inc.	1,053	130,751
ANN, Inc. †	598	23,244
Ascena Retail Group, Inc. †	512	8,548
Ascent Capital Group, Inc. Class A †	63	3,892
Automatic Data Processing, Inc.	7,333	584,293
AutoZone, Inc. †	420	223,650
Babcock International Group PLC (United Kingdom)	5,982	121,728

Dynamic Risk Allocation Fund     23

COMMON STOCKS (43.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Bayerische Motoren Werke (BMW) AG (Germany)	1,135	$142,479
Bed Bath & Beyond, Inc. †	2,574	156,628
Big Lots, Inc. †	495	21,008
Blyth, Inc.	399	3,483
Brown Shoe Co., Inc.	292	8,220
Buckle, Inc. (The)	173	7,759
Bureau Veritas SA (France)	3,474	104,751
Caesarstone Sdot-Yam, Ltd. (Israel)	173	7,815
Carmike Cinemas, Inc. †	274	9,426
Century Casinos, Inc. †	1,062	6,521
Cintas Corp.	2,087	129,644
Compagnie Financiere Richemont SA (Switzerland)	969	102,094
Compass Group PLC (United Kingdom)	7,769	129,638
Continental AG (Germany)	1,203	284,435
Conversant, Inc. †	592	13,959
Cooper Tire & Rubber Co.	649	18,062
Corporate Executive Board Co. (The)	111	7,567
Crocs, Inc. †	266	3,971
Deckers Outdoor Corp. †	118	9,120
Deluxe Corp.	754	42,292
Demand Media, Inc. †	767	3,528
Denso Corp. (Japan)	1,900	87,502
Destination Maternity Corp.	792	18,319
Dillards, Inc. Class A	651	73,400
Dollar Tree, Inc. †	2,840	150,605
Ennis, Inc.	667	10,105
Equinix, Inc.	2,148	152,057
Experian PLC (United Kingdom)	5,618	97,653
FactSet Research Systems, Inc.	1,726	184,924
Fuji Heavy Industries, Ltd. (Japan)	8,000	213,253
G&K Services, Inc. Class A	270	13,989
Gartner, Inc. †	3,199	227,417
Genesco, Inc. †	210	15,727
Green Dot Corp. Class A †	477	8,762
Harbinger Group, Inc. †	2,153	25,492
Hino Motors, Ltd. (Japan)	9,000	114,096
Home Depot, Inc. (The)	8,915	715,250
Host Hotels & Resorts, Inc. R	16,950	374,087
ITV PLC (United Kingdom)	49,775	151,931
KAR Auction Services, Inc.	1,227	37,473
Kimberly-Clark Corp.	5,700	640,395
La-Z-Boy, Inc.	331	8,083
Lowe’s Cos., Inc.	3,357	158,048
Lumber Liquidators Holdings, Inc. †	78	6,059
Madison Square Garden Co. (The) Class A †	1,234	67,685
Marcus Corp.	980	16,464
MasterCard, Inc. Class A	9,783	747,910
MAXIMUS, Inc.	165	7,372

24     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Consumer cyclicals cont.
MGM China Holdings, Ltd. (Hong Kong)	39,600	$137,559
MSC Industrial Direct Co., Inc. Class A	1,118	102,822
Namco Bandai Holdings, Inc. (Japan)	5,100	111,713
National CineMedia, Inc.	1,106	17,331
Next PLC (United Kingdom)	2,295	255,433
Nu Skin Enterprises, Inc. Class A	121	8,935
Omnicom Group, Inc.	3,027	215,371
Panasonic Corp. (Japan)	11,200	121,125
Penn National Gaming, Inc. †	1,511	17,618
PetSmart, Inc.	1,485	85,343
Pitney Bowes, Inc.	682	18,844
Priceline Group, Inc. (The) †	491	627,807
Randstad Holding NV (Netherlands)	769	44,740
Remy International, Inc.	452	10,753
Renault SA (France)	1,292	121,628
Ryman Hospitality Properties R	2,419	111,588
Scotts Miracle-Gro Co. (The) Class A	1,657	99,337
Scripps Networks Interactive Class A	1,141	87,241
Select Comfort Corp. †	621	11,513
Sinclair Broadcast Group, Inc. Class A	582	17,216
SJM Holdings, Ltd. (Hong Kong)	37,000	106,626
Sonic Automotive, Inc. Class A	749	19,714
Sotheby’s Class A	502	19,819
Steven Madden, Ltd. †	223	7,105
Suzuki Motor Corp. (Japan)	3,600	107,515
Swatch Group AG (The) (Switzerland)	174	102,690
Target Corp.	6,771	384,322
Thomson Reuters Corp. (Canada)	4,601	159,609
TiVo, Inc. †	1,903	22,646
TJX Cos., Inc. (The)	1,627	88,590
Toyota Motor Corp. (Japan)	3,000	169,458
Vail Resorts, Inc.	94	6,551
Verisk Analytics, Inc. Class A †	2,585	153,006
VF Corp.	5,382	339,174
Viacom, Inc. Class B	6,094	520,001
VOXX International Corp. †	1,448	12,547
World Fuel Services Corp.	539	24,988
		11,259,832
Consumer finance (0.1%)
Encore Capital Group, Inc. †	555	24,026
Federal Agricultural Mortgage Corp. Class C	389	12,067
MicroFinancial, Inc.	630	4,908
Nelnet, Inc. Class A	470	19,350
Ocwen Financial Corp. †	314	11,012
Performant Financial Corp. †	1,043	9,898
PHH Corp. †	466	11,869
Portfolio Recovery Associates, Inc. †	493	27,504
		120,634

Dynamic Risk Allocation Fund     25

COMMON STOCKS (43.3%)* cont.	Shares	Value
Consumer staples (4.1%)
Altria Group, Inc.	21,329	$886,433
Anheuser-Busch InBev NV (Belgium)	1,491	163,633
Barrett Business Services, Inc.	200	9,432
Beacon Roofing Supply, Inc. †	108	3,726
Blue Nile, Inc. †	185	5,702
Boulder Brands, Inc. †	230	3,121
Bright Horizons Family Solutions, Inc. †	392	15,280
British American Tobacco (BAT) PLC (United Kingdom)	2,520	152,086
Calbee, Inc. (Japan)	5,400	152,365
Carrefour SA (France)	3,751	136,368
Chegg, Inc. †	1,164	6,483
Core-Mark Holding Co., Inc.	200	16,536
Diageo PLC (United Kingdom)	3,541	113,901
Distribuidora Internacional de Alimentacion SA (Spain)	10,728	99,106
Dr. Pepper Snapple Group, Inc.	7,342	423,633
General Mills, Inc.	4,057	222,851
Geo Group, Inc. (The) R	5,856	199,163
Grand Canyon Education, Inc. †	134	5,903
Hain Celestial Group, Inc. (The) †	66	5,988
Heineken Holding NV (Netherlands)	1,838	121,290
Hershey Co. (The)	4,372	425,570
ITT Educational Services, Inc. † S	1,373	23,643
Japan Tobacco, Inc. (Japan)	4,300	145,994
Kao Corp. (Japan)	3,800	150,729
Kforce, Inc.	871	19,188
Koninklijke Ahold NV (Netherlands)	8,845	160,721
Korn/Ferry International †	470	14,274
Krispy Kreme Doughnuts, Inc. †	585	11,021
L’Oreal SA (France)	1,023	178,496
Lorillard, Inc.	9,556	594,097
McDonald’s Corp.	6,895	699,360
MEIJI Holdings Co., Ltd. (Japan)	2,000	126,453
MWI Veterinary Supply, Inc. †	103	14,370
Nestle SA (Switzerland)	5,441	426,834
Nutraceutical International Corp. †	293	6,976
On Assignment, Inc. †	668	23,547
Overstock.com, Inc. †	570	8,698
Papa John’s International, Inc.	418	18,129
PepsiCo, Inc.	9,374	828,005
Popeyes Louisiana Kitchen, Inc. †	346	14,850
Procter & Gamble Co. (The)	1,181	95,413
Reckitt Benckiser Group PLC (United Kingdom)	1,275	108,995
Red Robin Gourmet Burgers, Inc. †	111	8,001
RetailMeNot, Inc. †	448	11,424
SABMiller PLC (United Kingdom)	1,835	101,841
Shutterfly, Inc. †	93	3,826
SpartanNash Co.	417	10,125
Starbucks Corp.	7,440	544,906

26     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Consumer staples cont.
Suedzucker AG (Germany)	3,017	$61,278
TrueBlue, Inc. †	1,801	49,005
Unilever PLC (United Kingdom)	2,141	96,178
United Natural Foods, Inc. †	131	8,831
USANA Health Sciences, Inc. †	99	7,119
Woolworths, Ltd. (Australia)	2,252	78,606
		7,819,503
Energy (3.2%)
AMEC PLC (United Kingdom)	7,571	153,301
BG Group PLC (United Kingdom)	5,738	117,436
BP PLC (United Kingdom)	37,996	320,355
Callon Petroleum Co. †	2,589	27,314
Chevron Corp.	7,981	979,987
ConocoPhillips	5,662	452,620
Delek US Holdings, Inc.	887	27,559
Dril-Quip, Inc. †	579	59,185
EQT Corp.	1,122	119,919
Exxon Mobil Corp.	14,606	1,468,341
FutureFuel Corp.	1,414	24,293
Gulfport Energy Corp. †	175	10,768
Key Energy Services, Inc. †	2,044	16,454
Kodiak Oil & Gas Corp. †	1,006	12,806
Occidental Petroleum Corp.	3,806	379,420
Phillips 66	3,171	268,869
Repsol YPF SA (Spain)	3,789	106,734
Rosetta Resources, Inc. †	183	8,625
Royal Dutch Shell PLC Class A (United Kingdom)	6,167	242,405
Royal Dutch Shell PLC Class B (United Kingdom)	5,620	229,383
Spectra Energy Corp.	4,032	163,619
Statoil ASA (Norway)	7,443	228,100
Stone Energy Corp. †	470	20,863
Total SA (France)	4,044	283,788
Unit Corp. †	209	13,276
Vaalco Energy, Inc. †	1,371	8,912
W&T Offshore, Inc.	409	6,000
Williams Cos., Inc. (The)	4,081	191,644
Woodside Petroleum, Ltd. (Australia)	2,944	115,479
		6,057,455
Financial (0.3%)
Broadridge Financial Solutions, Inc.	5,001	205,141
Carlyle Group LP (The)	336	10,406
Credit Acceptance Corp. †	129	16,847
HSBC Holdings PLC (United Kingdom)	29,537	311,516
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	23,800	134,732
WageWorks, Inc. †	319	12,913
		691,555
Health care (5.0%)
Abaxis, Inc. †	111	4,587
AbbVie, Inc.	3,306	179,615

Dynamic Risk Allocation Fund     27

COMMON STOCKS (43.3%)* cont.	Shares	Value
Health care cont.
ACADIA Pharmaceuticals, Inc. †	357	$7,372
Accuray, Inc. †	917	8,088
Actelion, Ltd. (Switzerland)	2,262	224,811
Aegerion Pharmaceuticals, Inc. †	274	9,001
Alere, Inc. †	570	20,389
Align Technology, Inc. †	169	9,229
Alkermes PLC †	303	13,880
Amedisys, Inc. †	478	6,955
AmSurg Corp. †	319	14,444
Antares Pharma, Inc. †	1,755	5,177
Ariad Pharmaceuticals, Inc. †	2,200	14,212
Array BioPharma, Inc. †	1,026	4,309
AstraZeneca PLC (United Kingdom)	3,373	242,181
athenahealth, Inc. †	49	6,219
AtriCure, Inc. †	443	7,318
Auxilium Pharmaceuticals, Inc. †	344	7,699
Bayer AG (Germany)	2,042	295,335
Biospecifics Technologies Corp. †	192	5,180
C.R. Bard, Inc.	1,173	173,498
Cardinal Health, Inc.	3,529	249,253
Celldex Therapeutics, Inc. †	146	2,133
Centene Corp. †	86	6,409
Chemed Corp.	387	34,087
Coloplast A/S Class B (Denmark)	2,611	225,084
Community Health Systems, Inc. †	514	21,470
Computer Programs & Systems, Inc.	78	4,959
Conatus Pharmaceuticals, Inc. †	147	910
Conmed Corp.	689	30,936
Cubist Pharmaceuticals, Inc. †	441	29,371
Cyberonics, Inc. †	64	3,891
DexCom, Inc. †	197	6,651
Eli Lilly & Co.	8,080	483,669
Enanta Pharmaceuticals, Inc. †	134	5,089
Forest Laboratories, Inc. †	3,331	315,712
GlaxoSmithKline PLC (United Kingdom)	9,241	247,991
Globus Medical, Inc. Class A †	451	10,905
Greatbatch, Inc. †	883	41,245
Hanger, Inc. †	552	16,770
Health Net, Inc. †	335	13,393
HealthSouth Corp.	113	3,969
Henry Schein, Inc. †	1,344	160,810
Hill-Rom Holdings, Inc.	525	20,837
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,700	69,336
Impax Laboratories, Inc. †	665	18,460
Insulet Corp. †	312	11,429
Insys Therapeutics, Inc. †	609	15,737
Intercept Pharmaceuticals, Inc. †	22	5,205
InterMune, Inc. †	476	18,859

28     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Health care cont.
Isis Pharmaceuticals, Inc. †	159	$4,646
Jazz Pharmaceuticals PLC †	608	86,251
Johnson & Johnson	11,531	1,169,935
Kindred Healthcare, Inc.	689	17,101
Laboratory Corp. of America Holdings †	1,495	153,357
Lexicon Pharmaceuticals, Inc. †	1,359	1,794
McKesson Corp.	2,017	382,504
MedAssets, Inc. †	967	22,647
Medicines Co. (The) †	730	20,367
Medidata Solutions, Inc. †	150	5,801
Mednax, Inc. †	2,244	129,322
Merck & Co., Inc.	16,836	974,131
Merrimack Pharmaceuticals, Inc. †	1,473	11,445
Nanosphere, Inc. †	2,417	3,263
Nektar Therapeutics †	694	8,141
NewLink Genetics Corp. †	130	2,666
Novartis AG (Switzerland)	2,670	239,420
Novo Nordisk A/S Class B (Denmark)	3,690	156,220
NPS Pharmaceuticals, Inc. †	343	10,678
NxStage Medical, Inc. †	460	6,316
Omega Healthcare Investors, Inc. R	7,651	282,245
OraSure Technologies, Inc. †	1,607	10,156
Orion OYJ Class B (Finland)	3,849	121,305
Patterson Cos., Inc.	2,675	104,753
Perrigo Co. PLC	1,172	161,970
Pfizer, Inc.	30,751	911,152
Prestige Brands Holdings, Inc. †	494	16,895
Providence Service Corp. (The) †	582	23,396
Questcor Pharmaceuticals, Inc.	162	14,601
Receptos, Inc. †	195	5,803
Repligen Corp. †	479	9,216
Retrophin, Inc. †	409	5,980
Roche Holding AG-Genusschein (Switzerland)	1,109	326,322
Sabra Health Care REIT, Inc. R	2,114	61,898
Salix Pharmaceuticals, Ltd. †	90	10,267
Sanofi (France)	1,922	205,511
Sequenom, Inc. †	1,557	4,780
SIGA Technologies, Inc. †	2,276	6,077
STAAR Surgical Co. †	1,246	19,226
Steris Corp.	215	11,507
Stryker Corp.	1,670	141,098
Sucampo Pharmaceuticals, Inc. Class A †	687	4,994
Sunesis Pharmaceuticals, Inc. †	583	2,985
Suzuken Co., Ltd. (Japan)	1,300	46,152
TESARO, Inc. †	195	5,195
Thoratec Corp. †	183	6,061
Threshold Pharmaceuticals, Inc. †	1,136	4,385
Trevena, Inc. †	564	2,476

Dynamic Risk Allocation Fund     29

COMMON STOCKS (43.3%)* cont.	Shares	Value
Health care cont.
Trinity Biotech PLC ADR (Ireland)	390	$9,356
Triple-S Management Corp. Class B (Puerto Rico) †	293	5,180
Ventas, Inc. R	3,734	249,431
WellCare Health Plans, Inc. †	460	35,627
		9,566,074
Insurance (3.4%)
ACE, Ltd.	3,767	390,676
Ageas (Belgium)	3,635	152,814
AIA Group, Ltd. (Hong Kong)	30,600	153,448
Alleghany Corp. †	420	176,870
Allianz SE (Germany)	1,185	200,947
Allied World Assurance Co. Holdings AG	6,663	249,863
American Equity Investment Life Holding Co.	1,051	23,669
Amtrust Financial Services, Inc.	487	20,795
Aon PLC	4,449	400,143
Arch Capital Group, Ltd. †	3,427	195,099
Aspen Insurance Holdings, Ltd.	2,685	123,376
Assicurazioni Generali SpA (Italy)	7,894	178,735
AXA SA (France)	6,818	168,314
Axis Capital Holdings, Ltd.	3,371	155,032
Berkshire Hathaway, Inc. Class B †	5,247	673,400
Chubb Corp. (The)	6,186	573,195
CNO Financial Group, Inc.	1,119	18,049
Everest Re Group, Ltd.	1,302	208,346
Genworth Financial, Inc. Class A †	3,402	57,800
Insurance Australia Group, Ltd. (Australia)	28,815	159,785
Legal & General Group PLC (United Kingdom)	34,616	133,570
Maiden Holdings, Ltd. (Bermuda)	905	11,077
Muenchener Rueckversicherungs AG (Germany)	457	101,293
PartnerRe, Ltd.	1,583	169,967
ProAssurance Corp.	4,391	199,571
Protective Life Corp.	408	21,338
Prudential PLC (United Kingdom)	4,484	104,135
RenaissanceRe Holdings, Ltd.	2,306	240,216
Stewart Information Services Corp.	762	24,445
Symetra Financial Corp.	905	18,869
Third Point Reinsurance, Ltd. (Bermuda) †	931	14,198
Travelers Cos., Inc. (The)	7,068	660,505
United Insurance Holdings Corp.	884	15,603
Validus Holdings, Ltd.	5,450	203,449
W.R. Berkley Corp.	5,250	233,993
		6,432,585
Investment banking/Brokerage (0.2%)
Deutsche Bank AG (Germany)	3,092	125,245
Investor AB Class B (Sweden)	3,567	139,972
UBS AG (Switzerland)	7,148	143,519
WisdomTree Investments, Inc. †	1,467	15,242
		423,978

30     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Real estate (5.5%)
AG Mortgage Investment Trust, Inc. R	254	$4,826
Agree Realty Corp. R	417	12,860
Alexandria Real Estate Equities, Inc. R	217	16,512
American Campus Communities, Inc. R	4,766	185,111
American Realty Capital Properties, Inc. R	6,631	82,291
Arlington Asset Investment Corp. Class A	282	7,797
ARMOUR Residential REIT, Inc. R	1,358	5,907
Ashford Hospitality Prime, Inc. R	341	5,558
Ashford Hospitality Trust, Inc. R	1,697	18,158
AvalonBay Communities, Inc. R	2,851	404,386
Boston Properties, Inc. R	1,899	229,171
Brandywine Realty Trust R	14,881	227,679
Camden Property Trust R	382	26,832
CBL & Associates Properties, Inc. R	10,389	195,521
CommonWealth REIT R	8,957	235,659
CYS Investments, Inc. R	885	8,177
DCT Industrial Trust, Inc. R	19,120	151,430
DDR Corp. R	879	15,215
Dexus Property Group (Australia) R	106,448	110,539
Digital Realty Trust, Inc. R	767	44,103
Douglas Emmett, Inc. R	8,781	249,293
Duke Realty Corp. R	1,301	23,028
DuPont Fabros Technology, Inc. R	8,627	220,592
Education Realty Trust, Inc. R	2,210	23,117
EPR Properties R	245	13,210
Equity Lifestyle Properties, Inc. R	4,039	176,666
Equity Residential Trust R	4,409	272,476
Essex Property Trust, Inc. R	604	109,300
Extra Space Storage, Inc. R	867	45,387
Federal Realty Investment Trust R	465	55,577
First Industrial Realty Trust R	554	10,271
General Growth Properties R	7,870	187,542
Glimcher Realty Trust R	1,008	11,108
GPT Group (Australia) R	33,420	121,392
Hammerson PLC (United Kingdom) R	8,711	86,732
HCP, Inc. R	5,762	240,564
Health Care REIT, Inc. R	3,591	227,059
HFF, Inc. Class A	1,417	45,797
Home Properties, Inc. R	2,820	175,348
Hospitality Properties Trust R	5,680	164,777
Invesco Mortgage Capital, Inc. R	389	6,909
Investors Real Estate Trust R	1,253	11,127
iStar Financial, Inc. †R	1,053	15,205
Kimco Realty Corp. R	12,326	282,512
Lexington Realty Trust R	10,088	114,499
Liberty Property Trust R	2,382	92,207
LTC Properties, Inc. R	574	22,811
Macerich Co. (The) R	1,207	79,710

Dynamic Risk Allocation Fund     31

COMMON STOCKS (43.3%)* cont.	Shares	Value
Real estate cont.
Medical Properties Trust, Inc. R	16,759	$226,582
MFA Financial, Inc. R	1,462	12,032
Mid-America Apartment Communities, Inc. R	217	15,700
National Health Investors, Inc. R	348	21,827
One Liberty Properties, Inc. R	593	12,750
Post Properties, Inc. R	3,206	163,987
Prologis, Inc. R	7,556	313,650
PS Business Parks, Inc. R	328	27,614
Public Storage R	5,495	947,228
Ramco-Gershenson Properties Trust R	670	11,122
Realty Income Corp. R	1,985	85,951
Regency Centers Corp. R	3,956	211,250
Retail Properties of America, Inc. Class A R	12,889	193,851
Select Income REIT R	4,584	131,698
Simon Property Group, Inc. R	7,240	1,205,170
SL Green Realty Corp. R	833	91,205
Sovran Self Storage, Inc. R	2,582	198,298
Spirit Realty Capital, Inc. R	5,692	64,263
Starwood Property Trust, Inc. R	305	7,439
Starwood Waypoint Residential Trust † R	62	1,692
Strategic Hotels & Resorts, Inc. † R	9,668	105,381
Summit Hotel Properties, Inc. R	1,555	15,612
Taubman Centers, Inc. R	2,806	210,169
Tokyu Fudosan Holdings Corp. (Japan) †	18,900	149,588
UDR, Inc. R	1,383	38,060
Universal Health Realty Income Trust R	127	5,498
Vornado Realty Trust R	3,653	391,163
Washington Prime Group, Inc. † R	2,324	46,224
Weingarten Realty Investors R	6,064	192,775
Westfield Group (Australia)	8,430	83,904
Wheelock and Co., Ltd. (Hong Kong)	31,000	125,464
WP Carey, Inc. R	307	19,537
		10,398,632
Technology (4.4%)
Accenture PLC Class A	2,443	198,982
Acxiom Corp. †	939	21,343
Advanced Energy Industries, Inc. †	359	7,026
Amber Road, Inc. †	179	2,449
Amdocs, Ltd.	5,301	255,084
Anixter International, Inc.	166	17,098
AOL, Inc. †	245	8,889
Apple, Inc.	2,187	1,384,371
ASML Holding NV (Netherlands)	1,562	134,057
Aspen Technology, Inc. †	418	17,970
AVG Technologies NV (Netherlands) †	437	8,460
Bottomline Technologies, Inc. †	157	4,525
CACI International, Inc. Class A †	319	22,777
Calix, Inc. †	375	3,060

32     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Technology cont.
Cap Gemini (France)	2,115	$153,783
Cavium, Inc. †	124	6,074
Ceva, Inc. †	653	10,219
Cirrus Logic, Inc. †	383	8,476
Commvault Systems, Inc. †	162	7,925
Cornerstone OnDemand, Inc. †	285	11,454
CSG Systems International, Inc.	182	4,781
DST Systems, Inc.	1,979	180,386
EnerSys	524	36,177
Engility Holdings, Inc. †	354	13,682
Entegris, Inc. †	1,381	15,840
Extreme Networks, Inc. †	1,852	7,371
Fairchild Semiconductor International, Inc. †	522	7,658
FEI Co.	150	12,518
Freescale Semiconductor, Ltd. †	593	13,159
GenMark Diagnostics, Inc. †	1,567	17,253
Google, Inc. Class A †	1,108	633,388
Google, Inc. Class C †	1,108	621,566
GT Advanced Technologies, Inc. †	295	4,974
HomeAway, Inc. †	227	6,992
inContact, Inc. †	638	5,404
Infoblox, Inc. †	254	3,292
Integrated Silicon Solutions, Inc. †	1,564	21,959
IntraLinks Holdings, Inc. †	1,279	11,140
Intuit, Inc.	5,263	417,303
Keyence Corp. (Japan)	400	156,416
Konica Minolta Holdings, Inc. (Japan)	12,400	107,421
L-3 Communications Holdings, Inc.	1,577	191,085
Lexmark International, Inc. Class A	285	12,423
Magnachip Semiconductor Corp. (South Korea) †	329	4,086
Manhattan Associates, Inc. †	838	27,201
Maxim Integrated Products, Inc.	8,264	283,042
MeetMe, Inc. †	2,729	5,594
Mellanox Technologies, Ltd. (Israel) †	177	5,590
Mentor Graphics Corp.	1,415	29,984
MICROS Systems, Inc. †	3,480	185,902
Microsemi Corp. †	312	7,591
Microsoft Corp.	24,105	986,859
MTS Systems Corp.	113	7,481
Netscout Systems, Inc. †	297	11,544
NIC, Inc.	331	5,485
Nomura Research Institute, Ltd. (Japan)	2,800	94,403
NTT Data Corp. (Japan)	1,700	62,178
Omnivision Technologies, Inc. †	889	19,985
Omron Corp. (Japan)	4,500	170,100
Oracle Corp.	10,620	446,252
Perficient, Inc. †	728	12,842
Photronics, Inc. †	1,279	11,242
Dynamic Risk Allocation Fund     33

COMMON STOCKS (43.3%)* cont.	Shares	Value
Technology cont.
Plantronics, Inc.	101	$4,579
Proofpoint, Inc. †	192	6,129
PTC, Inc. †	366	13,469
QLIK Technologies, Inc. †	125	2,714
Quantum Corp. †	6,826	7,782
RF Micro Devices, Inc. †	4,172	39,259
Rovi Corp. †	686	16,581
Safeguard Scientifics, Inc. †	663	12,650
SAP AG (Germany)	874	66,909
Semtech Corp. †	329	8,534
Silicon Image, Inc. †	1,962	10,261
SoftBank Corp. (Japan)	2,600	189,205
SolarWinds, Inc. †	565	22,086
Sparton Corp. †	444	13,071
SS&C Technologies Holdings, Inc. †	256	10,918
Synaptics, Inc. †	450	30,636
Synopsys, Inc. †	5,438	209,309
Tech Data Corp. †	375	22,316
Tokyo Electron, Ltd. (Japan)	2,100	126,325
Tyler Technologies, Inc. †	215	16,798
Ultimate Software Group, Inc. †	143	18,180
Ultra Clean Holdings, Inc. †	1,973	16,336
Unisys Corp. †	529	12,416
United Internet AG (Germany)	2,454	113,418
VeriFone Systems, Inc. †	579	18,997
Verint Systems, Inc. †	260	12,046
VeriSign, Inc. †	4,074	204,026
XO Group, Inc. †	816	9,294
Yelp, Inc. †	117	7,740
Zynga, Inc. Class A †	1,383	4,771
		8,410,326
Transportation (1.5%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,123	21,506
Alaska Air Group, Inc.	1,468	144,539
Central Japan Railway Co. (Japan)	1,700	225,863
ComfortDelgro Corp., Ltd. (Singapore)	58,000	108,092
Copa Holdings SA Class A (Panama)	703	100,480
Diana Shipping, Inc. (Greece) †	877	9,559
Hawaiian Holdings, Inc. †	1,359	20,983
International Consolidated Airlines Group SA (Spain) †	23,677	156,858
Japan Airlines Co., Ltd. (Japan)	1,900	99,412
Matson, Inc.	181	4,447
Quality Distribution, Inc. †	2,627	37,803
Republic Airways Holdings, Inc. †	1,063	11,183
SkyWest, Inc.	778	8,900
Southwest Airlines Co.	11,507	304,360
Spirit Airlines, Inc. †	707	41,762
StealthGas, Inc. (Greece) †	3,209	33,695

34     Dynamic Risk Allocation Fund

COMMON STOCKS (43.3%)* cont.	Shares	Value
Transportation cont.
Swift Transportation Co. †	1,758	$43,528
Union Pacific Corp.	3,821	761,411
United Parcel Service, Inc. Class B	6,047	628,162
Universal Truckload Services, Inc.	532	12,922
XPO Logistics, Inc. †	493	12,389
Yamato Transport Co., Ltd. (Japan)	4,400	93,826
		2,881,680
Utilities and power (1.3%)
Centrica PLC (United Kingdom)	24,983	140,537
Chubu Electric Power Co., Inc. (Japan)	1,900	22,929
CMS Energy Corp.	3,653	108,677
Enel SpA (Italy)	27,019	152,922
ENI SpA (Italy)	6,343	161,602
GDF Suez (France)	5,620	156,934
ITC Holdings Corp.	2,224	81,398
Kinder Morgan, Inc.	4,101	136,932
PG&E Corp.	6,120	280,724
PPL Corp.	8,768	307,669
Red Electrica Corporacion SA (Spain)	2,608	223,758
Southern Co. (The)	11,951	523,215
United Utilities Group PLC (United Kingdom)	9,613	139,863
		2,437,160
Total common stocks (cost $67,215,296)		$82,369,455

CORPORATE BONDS AND NOTES (17.6%)*	Principal amount	Value
Basic materials (1.0%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$13,000	$13,689
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	135,000	171,113
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	25,000	27,063
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	143,000	162,961
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	60,000	64,575
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	25,000	25,219
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	40,000	44,150
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	15,000	16,149
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	10,000	10,650
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	35,000	36,925
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	15,000	15,041
Ferro Corp. sr. unsec. notes 7 7/8s, 2018	15,000	15,713
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	30,000	30,600
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	10,000	10,875

Dynamic Risk Allocation Fund     35

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	$75,000	$81,375
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	35,000	42,000
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	10,000	10,525
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	20,000	20,000
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	25,000	27,875
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	20,000	21,800
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	105,000	108,150
IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	15,000	13,350
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	90,000	102,825
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	60,000	66,300
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	35,000	36,145
PQ Corp. 144A sr. notes 8 3/4s, 2018	55,000	59,950
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	145,000	146,718
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	30,000	32,213
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	95,000	105,925
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	45,000	45,900
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	33,000	33,743
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	80,000	89,800
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	20,000	21,350
Tronox Finance, LLC company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	45,000	46,688
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	10,000	10,600
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	40,000	40,100
		1,808,055
Capital goods (0.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	130,000	140,725
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	10,000	11,500
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	20,000	20,050
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	45,000	48,150
BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	75,000	78,750
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	35,000	35,788
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	80,000	88,800

36     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Capital goods cont.
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	$145,000	$166,645
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	60,000	58,350
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	30,000	17,400
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	15,000	20,927
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	65,000	69,550
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	107,000	102,988
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	105,000	107,756
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	85,000	92,863
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	270,000	280,800
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	55,000	60,156
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	90,000	97,538
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	93,000	99,278
Titan International, Inc. 144A company guaranty sr. bonds 6 7/8s, 2020	35,000	36,181
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	60,000	66,150
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	10,000	10,150
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	20,000	21,200
		1,731,695
Communication services (2.5%)
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	145,000	146,792
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	60,000	64,050
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	155,000	157,906
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	25,000	25,219
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	85,000	92,650
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	15,000	15,863
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	145,000	165,857
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	35,000	36,400
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	25,000	25,750
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	220,000	245,300
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	35,000	35,000
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	165,000	186,656
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	70,000	81,550
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	20,000	20,850

Dynamic Risk Allocation Fund     37

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value
Communication services cont.
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		$20,000	$20,850
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		315,000	344,925
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		110,000	118,250
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		140,000	148,400
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021		145,000	153,338
Nil International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		45,000	37,800
Numericable Group SA 144A sr. notes 6s, 2022 (France)		200,000	207,500
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		70,000	71,225
Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021 (Canada)	CAD	295,000	295,898
Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$33,000	37,887
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		330,000	363,825
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023		120,000	135,600
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021		195,000	215,963
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023		10,000	10,838
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021		25,000	26,906
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		80,000	86,200
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		25,000	26,469
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		75,000	79,688
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		25,000	26,438
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)		220,000	277,799
Verizon Communications, Inc. sr. unsec. unsub. notes 4 1/2s, 2020		30,000	33,162
Verizon Communications, Inc. sr. unsec. unsub. notes 2.55s, 2019		145,000	147,854
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)		251,000	249,884
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		95,000	106,638
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021		90,000	97,650
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023		25,000	24,813
			4,645,643

38     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Consumer cyclicals (2.5%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	$143,000	$142,428
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	170,000	194,650
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	35,000	36,225
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	50,000	54,250
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	15,000	14,325
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	120,000	126,600
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	35,000	36,145
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	25,000	27,000
Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 9s, 2020	49,000	39,078
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	55,000	56,513
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	46,125
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	10,000	10,075
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	35,000	40,338
Ceridian, LLC 144A sr. notes 8 7/8s, 2019	70,000	79,100
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	15,000	15,131
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	15,000	15,206
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	25,000	24,625
Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2019	30,000	31,950
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	50,000	53,750
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	35,000	37,450
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	55,000	58,163
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	15,000	15,563
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	65,000	69,388
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	15,000	15,469
First Cash Financial Services, Inc. 144A sr. unsec. notes 6 3/4s, 2021 (Mexico)	25,000	26,469
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	115,000	177,340
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	30,000	39,996
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2020	35,000	36,050

Dynamic Risk Allocation Fund     39

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019	$40,000	$41,600
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	80,000	84,116
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	40,000	41,300
GLP Capital LP/GLP Financing II, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2020	60,000	62,100
GLP Capital LP/GLP Financing II, Inc. 144A company guaranty sr. unsec. notes 4 3/8s, 2018	35,000	36,313
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	60,000	64,350
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020	55,000	50,738
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	65,000	69,550
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	70,000	71,750
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021	35,000	35,525
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	20,000	20,750
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	60,000	62,100
K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	25,000	26,938
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	55,000	61,875
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	50,000	53,625
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	20,000	20,750
Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	45,000	48,375
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	110,000	108,213
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	25,000	25,375
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	5,000	5,450
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	60,000	60,750
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	40,000	44,350
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	55,000	57,131
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	125,000	149,063
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	10,000	11,100
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	95,000	106,756
Navistar International Corp. sr. notes 8 1/4s, 2021	80,000	83,000
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	40,000	44,100
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8s, 2021	30,000	33,000

40     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	$80,000	$81,600
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	30,000	32,025
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	35,000	36,400
Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 4 1/2s, 2020	20,000	20,250
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	80,000	86,800
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	50,000	55,125
Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	75,000	71,438
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	25,000	25,563
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035	90,000	84,600
Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	175,000	189,000
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	60,000	61,500
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	10,000	10,325
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	6,000	6,660
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	50,000	52,250
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	20,000	19,925
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	15,000	15,413
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	55,000	56,513
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	50,000	53,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	90,000	91,800
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,419
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	53,625
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	30,000	29,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	20,000	19,650
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	53,000	53,398
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	35,000	38,763
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	145,000	145,294
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	107,537	110,763
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	15,000	15,750
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	30,000	32,925

Dynamic Risk Allocation Fund     41

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	$30,000	$33,038
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	145,000	144,418
		4,831,925
Consumer staples (0.9%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	145,000	144,860
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	65,000	70,850
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	95,000	96,900
B&G Foods, Inc. company guaranty sr. unsec. notes 4 5/8s, 2021	35,000	34,650
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	25,000	25,375
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	90,000	102,747
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	15,000	14,963
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	65,000	73,125
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	94,000	93,060
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	15,000	14,963
CVS Caremark Corp. sr. unsec. unsub. notes 2 1/4s, 2018	145,000	147,098
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	32,000	32,408
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	90,000	95,063
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	50,000	53,438
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	20,000	21,150
H.J. Heinz Co. 144A sr. notes 4 1/4s, 2020	125,000	125,000
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	20,000	21,600
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	15,000	16,050
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	130,000	143,488
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	144,000	144,595
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	50,000	51,125
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	75,000	76,125
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	15,000	15,825
Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	10,000	10,425
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	35,000	39,681
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	25,000	25,875
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	75,000	80,625
		1,771,064

42     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Energy (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	$135,000	$141,075
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	130,000	163,652
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	35,000	35,963
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	45,000	46,856
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2021	73,000	79,205
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	25,000	25,563
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	35,000	34,893
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	30,000	29,821
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	145,000	148,151
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	40,000	42,700
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	145,000	163,488
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	75,000	79,688
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	20,000	22,300
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	25,000	25,906
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	80,000	89,900
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	143,000	142,542
Cimarex Energy Co. company guaranty sr. unsec. notes 4 3/8s, 2024	30,000	30,525
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	55,000	58,850
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	55,000	58,988
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	145,000	144,212
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	30,000	31,125
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	85,000	87,550
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	35,000	35,788
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	55,000	55,550
Forum Energy Technologies, Inc. 144A sr. unsec. notes 6 1/4s, 2021	55,000	58,438
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	30,000	30,600

Dynamic Risk Allocation Fund     43

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Energy cont.
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	$70,000	$75,600
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	15,000	16,425
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	150,000	159,750
Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes 7 1/2s, 2021	20,000	20,200
Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	25,000	26,875
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	40,000	43,700
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	10,000	10,125
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	115,000	117,588
Linn Energy, LLC/Linn Energy Finance Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2019	135,000	141,750
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	60,000	64,950
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	85,000	92,438
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	50,000	52,500
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	55,000	55,550
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	145,000	151,858
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	35,000	39,288
Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	20,000	22,725
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	50,000	50,875
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	60,000	61,650
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	145,000	148,988
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	21,350
Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020	110,000	114,950
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	55,000	60,225
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	40,000	43,000
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	156,000	174,377
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	15,000	14,741
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	143,000	145,075
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	25,000	26,625
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	125,000	135,000
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	36,663
		3,988,170

44     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Financials (4.1%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017	$156,000	$156,837
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	230,000	257,025
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	20,000	24,975
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	30,000	35,775
American Express Co. sr. unsec. notes 7s, 2018	90,000	107,487
American Express Co. sr. unsec. notes 6.15s, 2017	55,000	63,196
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	220,000	297,550
American International Group, Inc. sr. unsec. unsub. notes 3.8s, 2017	145,000	155,649
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	143,000	144,006
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	143,000	148,580
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	145,000	144,887
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	250,000	249,879
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 1.6s, 2017	152,000	154,563
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	156,000	156,371
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	208,569
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	180,000	191,282
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	40,000	40,300
CIT Group, Inc. sr. unsec. notes 5s, 2023	35,000	35,438
CIT Group, Inc. sr. unsec. notes 5s, 2022	115,000	118,738
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	20,000	20,225
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	155,000	167,400
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	5,000	5,025
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	145,000	156,570
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	342,000	342,174
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	130,000	138,161
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	80,000	83,400
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	200,000	218,000
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	143,000	163,099
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	100,000	108,625
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	38,000	35,720

Dynamic Risk Allocation Fund     45

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Financials cont.
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	$143,000	$159,507
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	160,000	150,800
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	70,000	75,075
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	145,000	155,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	60,000	62,400
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R	45,000	46,013
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	30,000	33,525
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	144,000	146,520
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	195,000	230,100
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	312,000	334,230
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	30,000	32,850
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	145,000	162,111
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	60,000	62,404
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	143,000	156,033
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	35,000	37,538
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	40,000	40,400
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	30,000	28,538
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	20,000	31,244
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	5,000	5,325
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	25,000	27,125
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	30,000	30,375
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	80,000	83,400
PNC Bank, NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	250,000	251,312
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	75,000	76,313
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	145,000	148,257
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	35,000	37,555
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018	131,000	130,548
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	250,000	259,233
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	15,000	16,763
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	30,450
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	250,000	262,074

46     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	$20,000	$21,250
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	130,000	148,989
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021	45,000	45,394
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	143,000	147,076
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	26,000	26,532
		7,822,640
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	130,000	131,133
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	60,000	62,700
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	145,000	148,754
AmSurg Corp. company guaranty sr. unsec. unsub. notes 5 5/8s, 2020	65,000	65,000
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	145,000	166,412
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021	60,000	63,300
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	50,000	51,375
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021	50,000	50,750
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	25,000	25,313
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021	10,000	10,150
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022	15,000	15,788
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	65,000	64,513
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	25,000	25,688
Envision Healthcare Corp. company guaranty sr. unsec. notes 8 1/8s, 2019	45,000	47,813
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	50,000	50,875
HCA, Inc. sr. notes 6 1/2s, 2020	210,000	238,613
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	55,000	58,644
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	20,000	21,100
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	20,000	20,800
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	75,000	76,875
Johnson & Johnson sr. unsec. notes 5.15s, 2018	91,000	104,487
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	125,000	142,344
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	125,000	123,676
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	40,000	40,283
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	80,000	86,800
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	20,000	21,450

Dynamic Risk Allocation Fund     47

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Health care cont.
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	$50,000	$51,625
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	240,000	243,312
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	15,000	15,206
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	30,000	29,775
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	55,000	54,038
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	110,250
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	55,000	59,125
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	10,000	10,125
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	65,000	75,081
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	90,000	94,725
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	5,000	5,338
Valeant Pharmaceuticals International 144A sr. unsec. notes 6 3/4s, 2018	45,000	48,600
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	5,000	5,188
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	60,000	63,900
		2,780,924
Technology (0.8%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	40,000	42,200
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	15,000	13,575
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	297,000
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	66,000	66,326
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	145,000	145,673
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	45,000	51,750
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	105,000	116,550
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	215,000	233,275
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	36,677	36,677
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	45,000	45,844
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	60,000	63,900
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	124,000	128,480
Infor US, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2018	50,000	57,500
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	145,000	145,211
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	60,000	63,750
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	14,000	16,660
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	55,000	58,713
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	30,000	31,725
		1,614,809

48     Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value
Transportation (0.1%)
Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	$90,000	$97,538
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	50,000	51,000
		148,538
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	240,000	287,400
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	25,000	24,469
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	50,000	53,625
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	15,000	15,675
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	92,000	112,570
Electricite de France 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	695,000	720,889
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020	25,000	26,531
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A sr. notes 10s, 2020	195,000	207,188
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	10,000	10,700
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044	130,000	131,465
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	102,000
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	358,000	360,685
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	115,000	127,938
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	80,000	85,000
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	30,000	30,675
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	55,000	52,388
		2,349,198
Total corporate bonds and notes (cost $32,666,383)		$33,492,661

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (3.9%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, June 1, 2044	$1,000,000	$1,007,422
		1,007,422
U.S. Government Agency Mortgage Obligations (3.4%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, June 1, 2044	2,000,000	2,247,500
4s, TBA, June 1, 2044	3,000,000	3,179,297
3 1/2s, TBA, June 1, 2029	1,000,000	1,057,813
		6,484,610
Total U.S. government and agency mortgage obligations (cost $7,420,743)		$7,492,032

Dynamic Risk Allocation Fund     49

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Bonds 3 5/8s, August 15, 2043 [i]	$80,000	$85,745
U.S. Treasury Inflation Protected Securities 1 1/8s, July 15, 2020 [i]	142,932	157,584
U.S. Treasury Notes 2s, February 15, 2023 [i]	118,000	115,700
U.S. Treasury Strips zero%, August 15, 2023 [i]	142,000	113,170
Total U.S. treasury obligations (cost $472,199)		$472,199

COMMODITY LINKED NOTES (4.2%)* †††	Principal amount	Value
UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the S&P GSCI Light Energy Index Total Return multiplied by 3) (Jersey)	$4,120,000	$3,966,183
Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD LIBOR less 0.16%, 2015 (Indexed to the S&P GSCI Light Energy Index — Total Return multiplied by 3) (United Kingdom)	4,120,000	3,965,088
Total commodity linked notes (cost $8,240,000)		$7,931,271

MORTGAGE-BACKED SECURITIES (4.0%)*	Principal amount	Value
Commercial mortgage-backed securities (2.9%)
Banc of America Commercial Mortgage Trust
FRB Ser. 08-1, Class AJ, 6.274s, 2051	$60,000	$64,938
FRB Ser. 07-3, Class A3, 5.591s, 2049	43,725	43,694
Ser. 06-5, Class A2, 5.317s, 2047	45,058	45,281
FRB Ser. 05-1, Class AJ, 5.29s, 2042	325,000	330,363
Ser. 05-4, Class B, 5.118s, 2045	212,000	214,120
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 06-PW12, Class AJ, 5 3/4s, 2038	48,000	50,253
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.782s, 2049	175,000	182,123
Ser. 13-GC11, Class D, 4.606s, 2046	100,000	93,041
COMM Mortgage Trust
FRB Ser. 04-LB3A, Class E, 5.454s, 2037	200,000	201,600
Ser. 12-CR3, Class XA, IO, 2.188s, 2045	519,726	63,128
Ser. 12-CR5, Class XA, IO, 1.916s, 2045	745,862	75,705
Ser. 14-CR17, Class XA, IO, 1.38s, 2047	629,000	50,664
Ser. 14-CR16, Class XA, IO, 1.285s, 2047	1,714,629	138,173
COMM Mortgage Trust 144A
FRB Ser. 13-CR12, Class D, 5.086s, 2046	237,000	230,127
FRB Ser. 12-LC4, Class D, 5.647s, 2044	100,000	100,680
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	182,162	182,732
GE Capital Commercial Mortgage Corporation FRB Ser. 06-C1, Class AJ, 5.279s, 2044	120,000	119,680
Greenwich Capital Commercial Funding Corporation FRB Ser. 05-GG3, Class D, 4.986s, 2042	44,000	44,200
GS Mortgage Securities Trust Ser. 05-GG4, Class AJ, 4.782s, 2039	50,000	50,671
GS Mortgage Securities Trust 144A
Ser. 10-C1, Class D, 6.028s, 2043	158,403	171,956
FRB Ser. 12-GC6, Class D, 5.638s, 2045	193,000	200,836
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	118,000	100,322
Ser. 07-C1, Class A3, 5.79s, 2051	4,129	4,175

50     Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP6, Class AJ, 5.565s, 2043	$100,000	$104,990
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	91,000	97,288
Ser. 04-LN2, Class A2, 5.115s, 2041	82,734	83,202
FRB Ser. 13-C10, Class C, 4.16s, 2047	53,000	53,210
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.312s, 2043	142,000	161,859
FRB Ser. 11-C3, Class E, 5.567s, 2046	213,000	228,251
FRB Ser. 12-C6, Class E, 5.201s, 2045	186,000	191,427
LB-UBS Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.858s, 2040	77,964	83,640
Ser. 06-C6, Class E, 5.541s, 2039	125,000	113,050
Ser. 06-C6, Class D, 5.502s, 2039	125,000	119,063
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 13-C11, Class C, 4.418s, 2046	83,000	84,900
Morgan Stanley Capital I Trust FRB Ser. 06-HQ8, Class D, 5.496s, 2044	125,000	116,350
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	50,000	53,265
FRB Ser. 12-C3, Class D, 4.958s, 2049	114,000	112,397
Ser. 13-C6, Class D, 4.353s, 2046	70,000	64,183
WF-RBS Commercial Mortgage Trust Ser. 13-C17, Class XA, IO, 1.61s, 2046	1,465,879	132,616
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.562s, 2045	193,000	201,564
FRB Ser. 11-C2, Class D, 5.466s, 2044	100,000	106,460
FRB Ser. 12-C7, Class E, 4.847s, 2045	300,000	289,641
Ser. 12-C10, Class XA, IO, 1.815s, 2045	2,501,324	266,941
Ser. 13-C12, Class XA, IO, 1.51s, 2048	815,200	71,574
		5,494,333
Residential mortgage-backed securities (non-agency) (1.1%)
Barclays Capital, LLC Trust 144A FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	202,000	199,728
Countrywide Alternative Loan Trust Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	337,057	315,149
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.377s, 2036	110,000	89,408
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.924s, 2046	169,906	116,385
WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	463,277	419,034
FRB Ser. 05-AR15, Class A1B2, 0.56s, 2045	111,112	97,950
FRB Ser. 05-AR11, Class A1B3, 0.55s, 2045	351,908	313,198
FRB Ser. 05-AR9, Class A1B, 0.53s, 2045	455,308	421,680
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.331s, 2047	60,000	44,345
		2,016,877
Total mortgage-backed securities (cost $7,483,753)		$7,511,210
Dynamic Risk Allocation Fund     51

PURCHASED OPTIONS OUTSTANDING (0.3%)*	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Put)	May-15/$165.00	$37,073	$157,553
SPDR S&P 500 ETF Trust (Put)	Apr-15/164.00	33,208	122,338
SPDR S&P 500 ETF Trust (Put)	Mar-15/164.00	32,875	108,590
SPDR S&P 500 ETF Trust (Put)	Feb-15/163.00	38,870	101,645
SPDR S&P 500 ETF Trust (Put)	Jan-15/162.00	42,403	87,279
SPDR S&P 500 ETF Trust (Put)	Dec-14/158.00	41,766	53,671
Total purchased options outstanding (cost $1,211,233)			$631,076

SENIOR LOANS (0.2%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.4s, 2018	$210,000	$195,694
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	20,000	19,796
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	74,813	74,625
Total senior loans (cost $292,027)		$290,115

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	75	$75,638
Citigroup, Inc. Ser. K, $1.719 pfd.	2,640	70,673
M/I Homes, Inc. Ser. A, $2.438 pfd.	1,230	30,898
Total preferred stocks (cost $168,388)		$177,209

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$35,000	$48,344
Total convertible bonds and notes (cost $37,457)		$48,344

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	1,550	$34,802
Total convertible preferred stocks (cost $34,286)		$34,802

INVESTMENT COMPANIES (—%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	926	$14,112
Total investment companies (cost $13,075)		$14,112

SHORT-TERM INVESTMENTS (30.5%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	21,300	$21,300
Putnam Money Market Liquidity Fund 0.06% L	10,960,847	10,960,847
Putnam Short Term Investment Fund 0.06% L	35,761,784	35,761,784
SSgA Prime Money Market Fund 0.01% P	800,000	800,000
U.S. Treasury Bills with an effective yield of 0.12%, February 5, 2015 # Δ §	$1,760,000	1,759,333
U.S. Treasury Bills with an effective yield of 0.14%, August 21, 2014 # Δ §	8,000,000	7,999,424
U.S. Treasury Bills zero %, October 9, 2014 [i]	595,000	594,881
Total short-term investments (cost $57,894,906)		$57,897,569

TOTAL INVESTMENTS
Total investments (cost $183,149,746)	$198,362,055

52     Dynamic Risk Allocation Fund

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $190,135,242.
†††

The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.

Dynamic Risk Allocation Fund     53

S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $131,684,302 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBAs.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.8%
United Kingdom	5.4
Japan	2.5
France	2.3
Jersey	2.0
Switzerland	1.1
Germany	1.1
Australia	1.0
Canada	0.9
Spain	0.7
Netherlands	0.5
Sweden	0.5
Other	2.2
Total	100.0%

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $55,299,296)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	7/17/14	$23,216	$17,521	$(5,695)
	Chilean Peso	Sell	7/17/14	6,435	6,388	(47)
	Colombian Peso	Buy	7/17/14	306,244	295,216	11,028
	Colombian Peso	Sell	7/17/14	306,244	299,734	(6,510)
	Singapore Dollar	Sell	8/20/14	172,929	172,668	(261)
	Swiss Franc	Buy	6/18/14	352,147	351,811	336
	Swiss Franc	Sell	6/18/14	352,147	355,304	3,157
Barclays Bank PLC
	Australian Dollar	Sell	7/17/14	472,355	471,061	(1,294)
	British Pound	Buy	6/18/14	285,592	288,579	(2,987)
	Canadian Dollar	Sell	7/17/14	284,484	283,651	(833)
	Euro	Buy	6/18/14	184,974	181,157	3,817
	Hong Kong Dollar	Sell	8/20/14	431,813	431,864	51
	Japanese Yen	Sell	8/20/14	198,210	196,324	(1,886)
	Mexican Peso	Buy	7/17/14	365,397	357,289	8,108
	New Zealand Dollar	Buy	7/17/14	385,511	387,759	(2,248)
	Norwegian Krone	Buy	6/18/14	62,243	56,991	5,252
	Singapore Dollar	Sell	8/20/14	45,206	45,168	(38)
	South African Rand	Sell	7/17/14	181,416	175,783	(5,633)
	South Korean Won	Buy	8/20/14	627,809	623,446	4,363
	Swedish Krona	Sell	6/18/14	303,172	301,503	(1,669)
	Swiss Franc	Buy	6/18/14	839,769	850,501	(10,732)

54     Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $55,299,296) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Swiss Franc	Sell	6/18/14	$839,769	$845,864	$6,095
	Turkish Lira	Buy	6/18/14	165,670	167,225	(1,555)
	Turkish Lira	Sell	6/18/14	165,670	164,429	(1,241)
Citibank, N.A.
	Australian Dollar	Buy	7/17/14	285,769	283,876	1,893
	Brazilian Real	Buy	7/2/14	276,119	278,686	(2,567)
	Canadian Dollar	Buy	7/17/14	8,383	8,387	(4)
	Canadian Dollar	Sell	7/17/14	8,383	8,215	(168)
	Chilean Peso	Sell	7/17/14	190,193	188,670	(1,523)
	Danish Krone	Sell	6/18/14	242,756	244,472	1,716
	Euro	Buy	6/18/14	434,832	432,145	2,687
	Japanese Yen	Sell	8/20/14	298,350	295,542	(2,808)
	Mexican Peso	Buy	7/17/14	283,407	279,499	3,908
	New Zealand Dollar	Buy	7/17/14	288,732	291,752	(3,020)
	Norwegian Krone	Buy	6/18/14	417,592	422,934	(5,342)
	Swiss Franc	Sell	6/18/14	38,867	37,901	(966)
	Thai Baht	Sell	8/20/14	165,818	167,608	1,790
Credit Suisse International
	Australian Dollar	Sell	7/17/14	1,023,204	1,015,818	(7,386)
	British Pound	Buy	6/18/14	581,240	580,914	326
	British Pound	Sell	6/18/14	581,240	580,193	(1,047)
	Canadian Dollar	Sell	7/17/14	325,849	316,733	(9,116)
	Euro	Buy	6/18/14	1,198,310	1,215,232	(16,922)
	Euro	Sell	6/18/14	1,198,310	1,210,908	12,598
	Indian Rupee	Buy	8/20/14	205,627	202,092	3,535
	Japanese Yen	Buy	8/20/14	1,423,250	1,409,735	13,515
	New Zealand Dollar	Buy	7/17/14	575,094	579,984	(4,890)
	Norwegian Krone	Buy	6/18/14	365,264	363,551	1,713
	Norwegian Krone	Sell	6/18/14	365,264	359,912	(5,352)
	Singapore Dollar	Sell	8/20/14	165,514	165,357	(157)
	South Korean Won	Buy	8/20/14	186,032	184,734	1,298
	Swedish Krona	Sell	6/18/14	544,408	547,622	3,214
	Swiss Franc	Buy	6/18/14	679,946	690,995	(11,049)
	Swiss Franc	Sell	6/18/14	679,946	681,131	1,185
Deutsche Bank AG
	Australian Dollar	Sell	7/17/14	251,811	253,600	1,789
	British Pound	Buy	6/18/14	116,147	117,521	(1,374)
	Canadian Dollar	Sell	7/17/14	21,373	18,443	(2,930)
	Czech Koruna	Sell	6/18/14	171,379	171,268	(111)
	Euro	Buy	6/18/14	642,570	649,192	(6,622)
	Euro	Sell	6/18/14	642,570	650,187	7,617
	New Zealand Dollar	Buy	7/17/14	565,281	570,026	(4,745)

Dynamic Risk Allocation Fund     55

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $55,299,296) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG cont.
	Norwegian Krone	Buy	6/18/14	$283,444	$288,634	$(5,190)
	Polish Zloty	Buy	6/18/14	171,229	171,098	131
	Swedish Krona	Sell	6/18/14	283,573	279,692	(3,881)
	Swiss Franc	Buy	6/18/14	750,644	759,410	(8,766)
	Swiss Franc	Sell	6/18/14	750,644	756,912	6,268
Goldman Sachs International
	Australian Dollar	Buy	7/17/14	18,464	18,248	216
	Australian Dollar	Sell	7/17/14	18,464	18,426	(38)
	British Pound	Buy	6/18/14	602,190	601,210	980
	British Pound	Sell	6/18/14	602,190	598,070	(4,120)
	Canadian Dollar	Sell	7/17/14	30,310	28,988	(1,322)
	Euro	Buy	6/18/14	917,509	928,160	(10,651)
	Euro	Sell	6/18/14	917,509	922,364	4,855
	Japanese Yen	Sell	8/20/14	300,784	297,907	(2,877)
	Swedish Krona	Buy	6/18/14	272,099	274,427	(2,328)
	Swedish Krona	Sell	6/18/14	272,099	280,266	8,167
HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/14	217,482	216,096	(1,386)
	British Pound	Buy	6/18/14	578,223	579,033	(810)
	British Pound	Sell	6/18/14	578,223	574,735	(3,488)
	Canadian Dollar	Buy	7/17/14	241,830	241,915	(85)
	Canadian Dollar	Sell	7/17/14	241,830	237,074	(4,756)
	Indonesian Rupiah	Buy	8/20/14	164,822	168,030	(3,208)
	Japanese Yen	Sell	8/20/14	43,376	42,962	(414)
	Swedish Krona	Buy	6/18/14	288,502	298,994	(10,492)
	Swedish Krona	Sell	6/18/14	288,502	295,878	7,376
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/17/14	332,253	329,898	(2,355)
	Brazilian Real	Buy	7/2/14	275,942	275,492	450
	British Pound	Sell	6/18/14	2,281,886	2,267,972	(13,914)
	Canadian Dollar	Buy	7/17/14	434,004	429,915	4,089
	Canadian Dollar	Sell	7/17/14	434,004	427,727	(6,277)
	Euro	Buy	6/18/14	1,694,618	1,720,041	(25,423)
	Euro	Sell	6/18/14	1,694,618	1,710,948	16,330
	Hungarian Forint	Sell	6/18/14	182,172	178,194	(3,978)
	Indian Rupee	Buy	8/20/14	185,774	182,015	3,759
	Mexican Peso	Buy	7/17/14	163,112	159,541	3,571
	New Taiwan Dollar	Sell	8/20/14	351,627	350,611	(1,016)
	New Zealand Dollar	Buy	7/17/14	573,910	579,461	(5,551)
	Norwegian Krone	Sell	6/18/14	12,907	8,724	(4,183)
	Singapore Dollar	Sell	8/20/14	98,862	98,769	(93)
	Swedish Krona	Sell	6/18/14	223,996	228,773	4,777

56     Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $55,299,296) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Swiss Franc	Sell	6/18/14	$1,244,744	$1,251,295	$6,551
	Thai Baht	Sell	8/20/14	2,641	2,677	36
Royal Bank of Scotland PLC (The)
	Euro	Buy	6/18/14	151,714	153,217	(1,503)
	Euro	Sell	6/18/14	151,714	154,974	3,260
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/14	327,707	320,171	(7,536)
	Brazilian Real	Buy	7/2/14	827,825	833,133	(5,308)
	British Pound	Buy	6/18/14	565,652	563,022	2,630
	Canadian Dollar	Sell	7/17/14	516,364	508,899	(7,465)
	Chilean Peso	Buy	7/17/14	286,315	287,222	(907)
	Chilean Peso	Sell	7/17/14	286,956	277,090	(9,866)
	Euro	Sell	6/18/14	237,727	236,930	(797)
	Israeli Shekel	Buy	7/17/14	7,540	7,536	4
	Japanese Yen	Sell	8/20/14	997,317	987,896	(9,421)
	Mexican Peso	Buy	7/17/14	247,683	242,258	5,425
	New Taiwan Dollar	Sell	8/20/14	181,753	181,582	(171)
	New Zealand Dollar	Buy	7/17/14	583,638	586,056	(2,418)
	Norwegian Krone	Buy	6/18/14	363,608	368,146	(4,538)
	Singapore Dollar	Sell	8/20/14	185,207	185,044	(163)
	Swedish Krona	Sell	6/18/14	580,934	590,820	9,886
	Swiss Franc	Buy	6/18/14	276,982	280,775	(3,793)
	Swiss Franc	Sell	6/18/14	276,982	278,699	1,717
UBS AG
	Australian Dollar	Sell	7/17/14	53,999	53,356	(643)
	British Pound	Buy	6/18/14	605,710	602,886	2,824
	British Pound	Sell	6/18/14	605,710	605,153	(557)
	Canadian Dollar	Sell	7/17/14	286,050	279,969	(6,081)
	Japanese Yen	Sell	8/20/14	195,855	195,370	(485)
	Norwegian Krone	Buy	6/18/14	274,249	275,674	(1,425)
	Norwegian Krone	Sell	6/18/14	274,249	272,692	(1,557)
	Singapore Dollar	Sell	8/20/14	22,802	22,877	75
	Swedish Krona	Sell	6/18/14	40,918	34,369	(6,549)
	Swiss Franc	Buy	6/18/14	539,556	539,055	501
	Swiss Franc	Sell	6/18/14	539,556	544,253	4,697
WestPac Banking Corp.
	Australian Dollar	Buy	7/17/14	327,707	323,983	3,724
	Australian Dollar	Sell	7/17/14	327,707	327,900	193
	British Pound	Buy	6/18/14	332,017	334,287	(2,270)
	Canadian Dollar	Sell	7/17/14	126,028	125,199	(829)
	Euro	Buy	6/18/14	689,052	697,950	(8,898)

Dynamic Risk Allocation Fund     57

FORWARD CURRENCY CONTRACTS at 5/31/14 (aggregate face value $55,299,296) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp. cont.
	Euro	Sell	6/18/14	$689,052	$690,339	$1,287
	New Zealand Dollar	Buy	7/17/14	443,460	447,861	(4,401)
Total						$(140,141)

FUTURES CONTRACTS OUTSTANDING at 5/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
DAX Index (Short)	1	$338,709	Jun-14	$(27,232)
Euro-Bobl 5 yr (Long)	38	6,567,166	Jun-14	76,504
Euro-Bund 10 yr (Long)	35	7,004,342	Jun-14	172,738
Euro-Buxl 30 yr (Long)	17	3,104,792	Jun-14	120,449
Euro-CAC 40 Index (Short)	7	429,869	Jun-14	(4,318)
Euro-Schatz 2 yr (Long)	13	1,960,646	Jun-14	2,365
FTSE 100 Index (Short)	30	3,430,760	Jun-14	(181,746)
IBEX 35 Index (Long)	15	2,201,678	Jun-14	41,528
Japanese Government Bond 10 yr (Long)	16	22,868,369	Jun-14	114,663
MSCI EAFE Index Mini (Short)	62	6,071,970	Jun-14	(343,604)
S&P 500 Index E-Mini (Long)	55	5,284,125	Jun-14	167,090
S&P 500 Index E-Mini (Short)	48	4,611,600	Jun-14	(125,804)
S&P/TSX 60 Index (Short)	3	462,326	Jun-14	(9,054)
SPI 200 Index (Short)	4	512,137	Jun-14	(13,790)
U.K. Gilt 10 yr (Long)	22	4,084,427	Sep-14	31,655
U.S. Treasury Bond 30 yr (Long)	7	962,281	Sep-14	5,784
U.S. Treasury Bond 30 yr (Short)	1	137,469	Sep-14	(830)
U.S. Treasury Note 10 yr (Long)	17	2,133,766	Sep-14	6,608
U.S. Treasury Note 10 yr (Short)	100	12,551,563	Sep-14	(39,253)
U.S. Treasury Note 5 yr (Long)	49	5,868,133	Sep-14	7,180
U.S. Treasury Note 5 yr (Short)	4	479,031	Sep-14	(601)
U.S. Treasury Note 2 yr (Long)	12	2,637,188	Sep-14	540
Total				$872

WRITTEN OPTIONS OUTSTANDING at 5/31/14 (premiums $51,227)
	Expiration date/ strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Call)	Jun-14/$197.00	$96,082	$17,775
SPDR S&P 500 ETF Trust (Call)	Jun-14/193.50	72,824	60,072
SPDR S&P 500 ETF Trust (Call)	Jun-14/195.00	20,058	11,394
SPDR S&P 500 ETF Trust (Call)	Jun-14/192.50	18,048	24,275
SPDR S&P 500 ETF Trust (Call)	Jun-14/193.00	19,524	13,374
Total			$126,890

58     Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$13,765,000 E	$7,646	6/18/16	3 month USD-LIBOR-BBA	0.75%	$(14,992)
11,525,000 E	(32,458)	6/18/19	3 month USD-LIBOR-BBA	2.00%	19,595
49,421,000 E	(412,204)	6/18/24	3 month USD-LIBOR-BBA	3.00%	1,402,679
1,678,000 E	(51,274)	6/18/44	3 month USD-LIBOR-BBA	3.75%	100,316
Total	$(488,290)	$1,507,598
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/14
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(41,344)
	5,000,000	—	7/19/23	(2.585%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(79,250)
baskets	176,840	—	3/15/15	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF3) of common stocks	1,109,724
units	4,450	—	3/13/15	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(1,035,412)
Barclays Bank PLC
	$4,475,395	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(27,004)
	3,700,000	—	5/8/23	(2.59%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(89,451)
	8,900,000	—	7/19/23	(2.569%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(109,167)
Citibank, N.A.
	800,000	—	11/7/22	(2.73%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(35,256)
	1,500,000	—	8/7/22	2.515%	USA Non Revised Consumer Price Index-Urban (CPI-U)	35,475
	1,700,000	—	3/7/23	(2.80%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(76,126)

Dynamic Risk Allocation Fund     59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
baskets	77	$—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	$330,018
shares	31,031	—	1/30/15	1 month USD- LIBOR plus 0.50%	Carlyle Group LP	(29,965)
shares	156	—	1/30/15	1 month USD- LIBOR less 0.55%	Apollo Global Management, LLC	226
shares	34,806	—	1/30/15	1 month USD- LIBOR less 0.55%	Apollo Global Management, LLC	50,534
shares	138	—	1/30/15	1 month USD- LIBOR plus 0.50%	Carlyle Group LP	(133)
units	1,692	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	(299,605)
Credit Suisse International
	$2,600,000	—	1/9/23	(2.76%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(116,683)
	3,400,000	—	8/7/22	(2.515%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(80,410)
	1,600,000	—	8/8/22	(2.5325%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(38,890)
	700,000	—	9/10/22	(2.5925%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(18,531)
	3,300,000	—	2/8/23	(2.81%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(152,074)
	6,900,000	—	7/19/23	(2.57%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(83,076)
shares	94,529	—	7/2/14	(3 month USD-LIBOR-BBA plus 0.10%)	Vanguard Index Funds — MSCI Emerging Markets ETF	125,705
shares	37,583	—	9/19/14	(3 month USD-LIBOR-BBA plus 0.20%)	Vanguard Index Funds — MSCI Emerging Markets ETF	151,491
Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(11,952)
EUR	3,677	—	1/21/15	(3 month EUR-EURIBOR-REUTERS minus 0.16%)	STOXX 600 Banks Supersector Return Index EUR	11,405

60     Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$1,500,000	$—	10/5/22	(2.73%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	$(58,980)
1,700,000	—	4/5/23	(2.7475%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(63,546)
6,500,000	—	7/19/23	(2.58%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(88,465)
JPMorgan Chase Bank N.A.
13,500,000	—	8/7/22	(2.515%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(319,273)
Total	$—	$(1,040,015)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
EM Series 21 Index	BB+/P	$(700,323)	$6,500,000	6/20/19	500 bp	$97,964
EM Series 21 Index	BB+/P	(350,450)	4,300,000	6/20/19	500 bp	190,189
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	243	8,000	5/11/63	300 bp	246
CMBX NA BBB– Index	BBB–/P	1,940	20,000	5/11/63	300 bp	1,946
CMBX NA BBB– Index	BBB–/P	1,596	20,000	5/11/63	300 bp	1,602
CMBX NA BBB– Index	BBB–/P	1,549	20,000	5/11/63	300 bp	1,554
CMBX NA BBB– Index	BBB–/P	1,316	20,000	5/11/63	300 bp	1,321
CMBX NA BBB– Index	BBB–/P	353	23,000	5/11/63	300 bp	360
CMBX NA BBB– Index	BBB–/P	1,641	40,000	5/11/63	300 bp	1,653
CMBX NA BBB– Index	BBB–/P	28,586	373,000	5/11/63	300 bp	28,692
CMBX NA BB Index	—	(157)	30,000	5/11/63	(500 bp)	(135)
CMBX NA BB Index	—	227	22,000	5/11/63	(500 bp)	243
CMBX NA BB Index	—	(384)	22,000	5/11/63	(500 bp)	(368)
CMBX NA BB Index	—	(77)	10,000	5/11/63	(500 bp)	(70)
CMBX NA BB Index	—	(96)	10,000	5/11/63	(500 bp)	(89)
CMBX NA BB Index	—	(91)	10,000	5/11/63	(500 bp)	(84)

Dynamic Risk Allocation Fund     61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(427)	$22,000	5/11/63	(500 bp)	$(411)
CMBX NA BBB– Index	—	(1,220)	26,000	1/17/47	(300 bp)	(723)
CMBX NA BBB– Index	—	(1,469)	26,000	1/17/47	(300 bp)	(972)
Deutsche Bank AG
EM Series 19 Index	BB+/P	(352,499)	3,000,000	6/20/18	500 bp	(44,283)
Goldman Sachs International
CMBX NA BB Index	—	(96)	10,000	5/11/63	(500 bp)	(89)
Total		$(1,369,838)	$278,546
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA IG Series 22 Index	BBB+/P	$(73,435)	$5,120,000	6/20/19	100 bp	$30,414
NA IG Series 22 Index	BBB+/P	(70,495)	4,915,000	6/20/19	100 bp	29,196
NA HY Series 22 Index	B+/P	(433,664)	6,025,140	6/20/19	500 bp	121,980
NA HY Series 22 Index	B+/P	(279,071)	3,910,500	6/20/19	500 bp	81,558
NA HY Series 22 Index	B+/P	(1,737,627)	23,883,750	6/20/19	500 bp	464,949
Total		$(2,594,292)	$728,097
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

62     Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,570,299	$570,125	$—
Capital goods	3,077,787	595,815	—
Communication services	1,968,112	269,108	—
Conglomerates	1,264,374	34,223	—
Consumer cyclicals	10,090,985	1,168,847	—
Consumer staples	7,165,356	654,147	—
Energy	5,941,976	115,479	—
Financials	20,050,110	2,537,472	—
Health care	9,450,586	115,488	—
Technology	7,504,278	906,048	—
Transportation	2,354,487	527,193	—
Utilities and power	2,414,231	22,929	—
Total common stocks	74,852,581	7,516,874	—
Commodity linked notes	—	7,931,271	—
Convertible bonds and notes	—	48,344	—
Convertible preferred stocks	—	34,802	—
Corporate bonds and notes	—	33,492,661	—
Investment companies	14,112	—	—
Mortgage-backed securities	—	7,511,210	—
Preferred stocks	70,673	106,536	—
Purchased options outstanding	—	631,076	—
Senior loans	—	290,115	—
U.S. government and agency mortgage obligations	—	7,492,032	—
U.S. treasury obligations	—	472,199	—
Short-term investments	47,522,631	10,374,938	—
Totals by level	$122,459,997	$75,902,058	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(140,141)	$—
Futures contracts	872	—	—
Written options outstanding	—	(126,890)	—
Interest rate swap contracts	—	1,995,888	—
Total return swap contracts	—	(1,040,015)	—
Credit default contracts	—	4,970,773	—
Totals by level	$872	$5,659,615	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     63

Statement of assets and liabilities 5/31/14
ASSETS
Investment in securities, at value, including $20,664 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $136,405,815)	$151,618,124
Affiliated issuers (identified cost $46,743,931) (Notes 1 and 5)	46,743,931
Cash	199,554
Foreign currency (cost $7,318) (Note 1)	8,244
Dividends, interest and other receivables	809,839
Receivable for shares of the fund sold	663,580
Receivable for investments sold	315,562
Receivable for variation margin (Note 1)	90,587
Unrealized appreciation on forward currency contracts (Note 1)	204,770
Unrealized appreciation on OTC swap contracts (Note 1)	2,140,348
Premium paid on OTC swap contracts (Note 1)	1,407,289
Prepaid assets	22,580
Total assets	204,224,408
LIABILITIES
Payable for investments purchased	777,697
Payable for purchases of delayed delivery securities (Note 1)	7,431,131
Payable for shares of the fund repurchased	110,194
Payable for compensation of Manager (Note 2)	92,912
Payable for custodian fees (Note 2)	54,636
Payable for investor servicing fees (Note 2)	61,019
Payable for Trustee compensation and expenses (Note 2)	10,932
Payable for administrative services (Note 2)	570
Payable for distribution fees (Note 2)	31,440
Payable for variation margin (Note 1)	125,738
Unrealized depreciation on OTC swap contracts (Note 1)	2,901,817
Premium received on OTC swap contracts (Note 1)	37,451
Unrealized depreciation on forward currency contracts (Note 1)	344,911
Written options outstanding, at value (premiums $51,227) (Notes 1 and 3)	126,890
Collateral on securities loaned, at value (Note 1)	21,300
Collateral on certain derivative contracts, at value (Note 1)	1,867,080
Other accrued expenses	93,448
Total liabilities	14,089,166
Net assets	$190,135,242

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$172,954,961
Undistributed net investment income (Note 1)	93,318
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	586,293
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,500,670
Total — Representing net assets applicable to capital shares outstanding	$190,135,242
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

64     Dynamic Risk Allocation Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($33,884,494 divided by 2,925,133 shares)	$11.58
	Offering price per class A share (100/94.25 of $11.58)*	$12.29
	Net asset value and offering price per class B share ($3,705,038 divided by 323,924 shares)**	$11.44
	Net asset value and offering price per class C share ($16,325,353 divided by 1,427,488 shares)**	$11.44
	Net asset value and redemption price per class M share ($338,732 divided by 29,200 shares)	$11.60
	Offering price per class M share (100/96.50 of $11.60)*	$12.02
	Net asset value, offering price and redemption price per class R share ($483,559 divided by 41,974 shares)	$11.52
	Net asset value, offering price and redemption price per class R5 share ($11,567 divided by 996 shares) †	$11.62
	Net asset value, offering price and redemption price per class R6 share ($2,054,937 divided by 177,038 shares)	$11.61
	Net asset value, offering price and redemption price per class Y share ($133,331,562 divided by 11,499,623 shares)	$11.59
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.
Dynamic Risk Allocation Fund     65

Statement of operations Year ended 5/31/14
INVESTMENT INCOME
Dividends (net of foreign tax of $76,834)	$2,217,322
Interest (net of foreign tax of $9) (including interest income of $40,873 from investments in affiliated issuers) (Note 5)	1,534,088
Securities lending (Note 1)	491
Total investment income	3,751,901
EXPENSES
Compensation of Manager (Note 2)	1,886,301
Investor servicing fees (Note 2)	415,598
Custodian fees (Note 2)	122,824
Trustee compensation and expenses (Note 2)	13,872
Distribution fees (Note 2)	333,512
Administrative services (Note 2)	5,394
Other	198,423
Fees waived and reimbursed by Manager (Note 2)	(212,582)
Total expenses	2,763,342
Expense reduction (Note 2)	(2,866)
Net expenses	2,760,476
Net investment income	991,425

Net realized gain on investments (Notes 1 and 3)	6,546,961
Net realized gain on swap contracts (Note 1)	1,994,381
Net realized loss on futures contracts (Note 1)	(971,414)
Net realized loss on foreign currency transactions (Note 1)	(1,477,012)
Net realized loss on written options (Notes 1 and 3)	(354,091)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	906,784
Net unrealized appreciation of investments, futures contracts, swap contracts, and written options during the year	10,378,102
Net gain on investments	17,023,711
Net increase in net assets resulting from operations	$18,015,136

The accompanying notes are an integral part of these financial statements.

66     Dynamic Risk Allocation Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/14	Year ended 5/31/13
Operations:
Net investment income	$991,425	$340,893
Net realized gain on investments and foreign currency transactions	5,738,825	1,428,133
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	11,284,886	8,777,214
Net increase in net assets resulting from operations	18,015,136	10,546,240
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(256,283)	(819,727)
Class B	(4,243)	(36,913)
Class C	—	(201,447)
Class M	(628)	(1,835)
Class R	(2,406)	(6,777)
Class R5	(109)	(199)
Class R6	(24,169)	(204)
Class Y	(1,370,389)	(2,678,694)
Net realized short-term gain on investments
Class A	—	(767,685)
Class B	—	(37,957)
Class C	—	(201,655)
Class M	—	(3,701)
Class R	—	(6,284)
Class R5	—	(179)
Class R6	—	(179)
Class Y	—	(2,221,925)
From net realized long-term gain on investments
Class A	—	(149,066)
Class B	—	(7,370)
Class C	—	(39,157)
Class M	—	(719)
Class R	—	(1,220)
Class R5	—	(35)
Class R6	—	(35)
Class Y	—	(431,448)
Increase (decrease) from capital share transactions (Note 4)	(75,119,062)	118,377,574
Total increase (decrease) in net assets	(58,762,153)	121,309,403
NET ASSETS
Beginning of year	248,897,395	15,000,000
End of year (including undistributed net investment income and distributions in excess of net investment income $93,318 and $269,096, respectively)	$190,135,242	$248,897,395

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund     67

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2014	$10.63	.04	.98	1.02	(.07)	—	(.07)	$11.58	9.59	$33,884	1.40	.33	117[e]
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	40[e]
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22) *	41*
Class B
May 31, 2014	$10.53	(.03)	.95	.92	(.01)	—	(.01)	$11.44	8.78	$3,705	2.15	(.32)	117[e]
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	40[e]
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68) *	41*
Class C
May 31, 2014	$10.51	(.04)	.97	.93	—	—	—	$11.44	8.85	$16,325	2.15	(.38)	117[e]
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	40[e]
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66) *	41*
Class M
May 31, 2014	$10.66	(.01)	.97	.96	(.02)	—	(.02)	$11.60	9.03	$339	1.90	(.09)	117[e]
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	40[e]
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60) *	41*
Class R
May 31, 2014	$10.59	.02	.97	.99	(.06)	—	(.06)	$11.52	9.34	$484	1.65	.17	117[e]
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	40[e]
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45) *	41*
Class R5
May 31, 2014	$10.68	.07	.98	1.05	(.11)	—	(.11)	$11.62	9.91	$12	1.15	.67	117[e]
May 31, 2013††	10.56	.03	.53	.56	(.21)	(.23)	(.44)	10.68	5.26*	11	1.05*	.25*	40[e]
Class R6
May 31, 2014	$10.68	.07	.98	1.05	(.12)	—	(.12)	$11.61	9.93	$2,055	1.11	.68	117[e]
May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	40[e]
Class Y
May 31, 2014	$10.65	.07	.98	1.05	(.11)	—	(.11)	$11.59	9.87	$133,332	1.15	.64	117[e]
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	40[e]
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

68	Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	69

Financial highlights (Continued)

* Not annualized.

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	5/31/14	5/31/13	5/31/12
Class A	0.10%	0.16%	0.61%
Class B	0.10	0.16	0.61
Class C	0.10	0.16	0.61
Class M	0.10	0.16	0.61
Class R	0.10	0.16	0.61
Class R5	0.06	0.08	N/A
Class R6	N/A	N/A	N/A
Class Y	0.10	0.16	0.61

e Portfolio turnover excludes TBA roll commitments.

The accompanying notes are an integral part of these financial statements.

70     Dynamic Risk Allocation Fund

Notes to financial statements 5/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2013 through May 31, 2014.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposure to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in high yield securities, which are sometimes referred to as “junk bonds”); mortgage-and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts. These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Risk Allocation Fund     71

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities

72     Dynamic Risk Allocation Fund

receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Risk Allocation Fund     73

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

74     Dynamic Risk Allocation Fund

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Dynamic Risk Allocation Fund     75

At the close of the reporting period, the fund had a net liability position of $903,595 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $951,807 and may include amounts related to unsettled agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $21,300 and the value of securities loaned amounted to $20,664.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

76     Dynamic Risk Allocation Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,029,216 to decrease distributions in excess of net investment income, $17,183 to increase paid-in-capital and $1,046,399 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,856,777
Unrealized depreciation	(1,827,593)
Net unrealized appreciation	15,029,184
Undistributed ordinary income	1,364,038
Undistributed long-term gain	626,162
Cost for federal income tax purposes	$183,332,871

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.050%	of the first $5 billion,
1.000%	of the next $5 billion,
0.950%	of the next $10 billion,
0.900%	of the next $10 billion,
0.850%	of the next $50 billion,
0.830%	of the next $50 billion,
0.820%	of the next $100 billion and
0.815%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of

Dynamic Risk Allocation Fund     77

the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2015, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $212,582 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$87,404
Class B	6,395
Class C	37,123
Class M	664
Class R	914
Class R5	16
Class R6	1,111
Class Y	281,971
Total	$415,598

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $141 under the expense offset arrangements and by $2,725 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $117, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

78     Dynamic Risk Allocation Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$110,113
Class B	32,080
Class C	186,524
Class M	2,500
Class R	2,295
Total	$333,512

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,639 and $63 from the sale of class A and class M shares, respectively, and received $2,181 and $986 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $139,843,330 and $147,493,888, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$31,738	$112,670
Options opened	2,989,634	1,176,140
Options exercised	—	—
Options expired	(1,613,729)	(666,756)
Options closed	(1,181,107)	(570,827)
Written options outstanding at the end of the reporting period	$226,536	$51,227

Dynamic Risk Allocation Fund     79

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/14		Year ended 5/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	804,548	$8,713,678	5,207,659	$56,257,334
Shares issued in connection with reinvestment of distributions	20,972	228,803	146,665	1,563,450
	825,520	8,942,481	5,354,324	57,820,784
Shares repurchased	(4,336,778)	(46,475,698)	(2,694,196)	(29,289,665)
Net increase (decrease)	(3,511,258)	$(37,533,217)	2,660,128	$28,531,119

	Year ended 5/31/14		Year ended 5/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	101,490	$1,096,016	220,294	$2,392,233
Shares issued in connection with reinvestment of distributions	306	3,313	5,783	61,245
	101,796	1,099,329	226,077	2,453,478
Shares repurchased	(48,780)	(526,630)	(26,443)	(285,389)
Net increase	53,016	$572,699	199,634	$2,168,089

	Year ended 5/31/14		Year ended 5/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	366,562	$3,883,865	1,836,415	$19,797,087
Shares issued in connection with reinvestment of distributions	—	—	35,063	370,964
	366,562	3,883,865	1,871,478	20,168,051
Shares repurchased	(937,842)	(10,045,435)	(181,926)	(1,962,713)
Net increase (decrease)	(571,280)	$(6,161,570)	1,689,552	$18,205,338

	Year ended 5/31/14		Year ended 5/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	9,177	$98,335	26,983	$292,377
Shares issued in connection with reinvestment of distributions	57	628	584	6,254
	9,234	98,963	27,567	298,631
Shares repurchased	(13,577)	(145,979)	(29,594)	(316,630)
Net decrease	(4,343)	$(47,016)	(2,027)	$(17,999)

	Year ended 5/31/14		Year ended 5/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	6,331	$67,319	32,961	$360,733
Shares issued in connection with reinvestment of distributions	170	1,846	940	9,991
	6,501	69,165	33,901	370,724
Shares repurchased	(7,736)	(82,379)	(692)	(7,603)
Net increase (decrease)	(1,235)	$(13,214)	33,209	$363,121

80     Dynamic Risk Allocation Fund

	Year ended 5/31/14		For the period 7/3/12 (commencement of operations) to 5/31/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	947	$10,000
Shares issued in connection with reinvestment of distributions	10	109	39	413
	10	109	986	10,413
Shares repurchased	—	—	—	—
Net increase	10	$109	986	$10,413

	Year ended 5/31/14		For the period 7/3/12 (commencement of operations) to 5/31/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	48,166	$526,412	267,359	$2,926,140
Shares issued in connection with reinvestment of distributions	2,213	24,169	39	418
	50,379	550,581	267,398	2,926,558
Shares repurchased	(127,386)	(1,378,922)	(13,353)	(146,519)
Net increase (decrease)	(77,007)	$(828,341)	254,045	$2,780,039

	Year ended 5/31/14		Year ended 5/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,822,112	$19,827,758	8,608,034	$93,354,565
Shares issued in connection with reinvestment of distributions	121,533	1,325,923	488,618	5,213,550
	1,943,645	21,153,681	9,096,652	98,568,115
Shares repurchased	(4,808,631)	(52,262,193)	(2,977,551)	(32,230,661)
Net increase (decrease)	(2,864,986)	$(31,108,512)	6,119,101	$66,337,454

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	10,000	23.8%	$115,200
Class R5	996	100.0%	$11,567
Class R6	997	0.6%	$11,575

Dynamic Risk Allocation Fund     81

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$11,166,000	$32,379,644	$32,584,797	$15,108	$10,960,847
Putnam Short Term Investment Fund*	54,887,051	98,811,835	117,937,102	25,765	35,761,784
Totals	$66,053,051	$131,191,479	$150,521,899	$40,873	$46,722,631

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$260,000
Written equity option contracts (contract amount) (Note 3)	$110,000
Futures contracts (number of contracts)	700
Forward currency contracts (contract amount)	$135,700,000
OTC interest rate swap contracts (notional)	$32,600,000
Centrally cleared interest rate swap contracts (notional)	$56,300,000
OTC total return swap contracts (notional)	$134,700,000
OTC credit default contracts (notional)	$34,400,000
Centrally cleared credit default contracts (notional)	$37,000,000

82     Dynamic Risk Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$4,970,773*	Payables	$—
Foreign exchange contracts	Receivables	204,770	Payables	344,911
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	2,618,797*	Payables, Net assets — Unrealized depreciation	2,197,553*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	2,592,487*	Payables, Net assets — Unrealized depreciation	1,552,800*
Total		$10,386,827		$4,095,264

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$5,290,138	$5,290,138
Foreign exchange contracts	—	—	(1,528,570)	—	$(1,528,570)
Equity contracts	(2,294,695)	(344,081)	—	(539,632)	$(3,178,408)
Interest rate contracts	—	(627,333)	—	(2,756,125)	$(3,383,458)
Total	$(2,294,695)	$(971,414)	$(1,528,570)	$1,994,381	$(2,800,298)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(270,253)	$(270,253)
Foreign exchange contracts	—	—	874,559	—	$874,559
Equity contracts	(101,395)	(447,446)	—	574,579	$25,738
Interest rate contracts	—	1,066,863	—	1,882,742	$2,949,605
Total	$(101,395)	$619,417	$874,559	$2,187,068	$3,579,649

Dynamic Risk Allocation Fund     83

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$229	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$229
OTC Total return swap contracts*#	1,109,724	—	—	416,253	277,196	11,405	—	—	—	—	—	—	—	—	1,814,578
OTC Credit default contracts*#	—	1,338,926	—	—	1,235	308,216	7	—	—	—	—	—	—	—	1,648,384
Centrally cleared credit default contracts§	—	—	35,476	—	—	—	—	—	—	—	—	—	—	—	35,476
Futures contracts§	—	—	—	—	—	—	—	—	—	54,882	—	—	—	—	54,882
Forward currency contracts#	14,521	27,686	—	11,994	37,384	15,805	14,218	7,376	39,563	—	3,260	19,662	8,097	5,204	204,770
Purchased options**#	—	—	—	—	—	473,523	—	—	157,553	—	—	—	—	—	631,076
Total Assets	$1,124,245	$1,366,612	$35,705	$428,247	$315,815	$808,949	$14,225	$7,376	$197,116	$54,882	$3,260	$19,662	$8,097	$5,204	$4,389,395
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	82,618	—	—	—	—	—	—	—	—	—	—	—	82,618
OTC Total return swap contracts*#	1,156,006	225,622	—	441,085	489,664	11,952	210,991	—	319,273	—	—	—	—	—	2,854,593
OTC Credit default contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	43,120	—	—	—	—	43,120
Forward currency contracts#	12,513	30,116	—	16,398	55,919	33,619	21,336	24,639	62,790	—	1,503	52,383	17,297	16,398	344,911
Written options#	115,496	—	—	—	—	—	—	—	11,394	—	—	—	—	—	126,890
Total Liabilities	$1,284,015	$255,738	$82,618	$457,483	$545,583	$45,571	$232,327	$24,639	$393,457	$43,120	$1,503	$52,383	$17,297	$16,398	$3,452,132
Total Financial and Derivative Net Assets	$(159,770)	$1,110,874	$(46,913)	$(29,236)	$(229,768)	$763,378	$(218,102)	$(17,263)	$(196,341)	$11,762	$1,757	$(32,721)	$(9,200)	$(11,194)	$937,263
Total collateral received (pledged)†##	$(159,770)	$1,067,080	$—	$—	$(219,978)	$763,378	$(218,102)	$—	$(196,341)	$—	$—	$—	$—	$—	$1,036,267
Net amount	$—	$43,794	$(46,913)	$(29,236)	$(9,790)	$—	$—	$(17,263)	$—	$11,762	$1,757	$(32,721)	$(9,200)	$(11,194)	$(99,004)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

84	Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund	85

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $626,162 as a capital gain dividend with respect to the taxable year ended May 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 34.59% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 64.79%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

86     Dynamic Risk Allocation Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
11,558,721	65,943	160,912	2,196,894

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Dynamic Risk Allocation Fund     87

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

88     Dynamic Risk Allocation Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

 The address of each Trustee is One Post Office Square, Boston, MA 02109.

 As of May 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Risk Allocation Fund     89

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison
Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer
Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer
Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer
Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk
Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer
Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer
Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President
Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer
Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

90     Dynamic Risk Allocation Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

George Putnam Balanced Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Risk Allocation Fund     91

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

Putnam Global Asset Allocation Funds — portfolios with allocations to stocks, bonds, and money market instruments that are adjusted dynamically within specified ranges as market conditions change.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Putnam RetirementReady® Funds — portfolios with automatically adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady 2055 Fund

RetirementReady 2050 Fund

RetirementReady 2045 Fund

RetirementReady 2040 Fund

RetirementReady 2035 Fund

RetirementReady 2030 Fund

RetirementReady 2025 Fund

RetirementReady 2020 Fund

RetirementReady 2015 Fund

Putnam Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

92     Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN735
288472 7/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2014	$67,104	$ —	$4,763	$ —
May 31, 2013	$65,488	$ —	$4,650	$ —

For the fiscal years ended May 31, 2014 and May 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,763 and $4,650 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2014	$ —	$ —	$ —	$ —

May 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014